          As filed with the Securities and Exchange Commission on July 15, 1999

                           Securities Act File No. 333-8653
                       Investment Company File Act No. 811-07725

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES
                                     ACT OF 1933

                            Pre-Effective Amendment No.                      / /

                            POST-EFFECTIVE AMENDMENT NO. 6                   /X/

                                        AND/OR
                 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                     ACT OF 1940

                            AMENDMENT NO. 8                                 /X/

                           (Check appropriate box or boxes)

                                SEASONS SERIES TRUST
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                 1 SunAmerica Center
                              Los Angeles, CA 90067-6022

                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 858-8850

                                Robert M. Zakem, Esq.
                       Senior Vice President and General Counsel
                                 The SunAmerica Center
                           SunAmerica Asset Management Corp.
                              733 Third Avenue - 3rd Floor
                                 New York, NY  10017
                        (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                      COPY TO:

      Susan L. Harris, Esq.              Margery K. Neale, Esq.
      SunAmerica Inc.                    Swidler Berlin Shereff Friedman, LLP
      1 SunAmerica Center                919 Third Avenue
      Los Angeles, CA 90067-6022         New York, New York 10022


      Approximate date of Proposed Public Offering:
      As soon as practicable after this Registration Statement becomes effective.



                IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                               (CHECK APPROPRIATE BOX)

    /X/  immediately upon filing pursuant to paragraph (b) of Rule 485

    / /  on (date) pursuant to paragraph (b) of Rule 485

    / /  60 days after filing pursuant to paragraph (a) of Rule 485

    / /  on (date) pursuant to paragraph (a) of Rule 485

    / /  75 days after filing pursuant to paragraph (a)(ii)

    / /  on (date) pursuant to paragraph (a)(ii) of Rule 485.

         If appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   PROSPECTUS


                                 JULY 15, 1999

--------------------------------------------------------------------------------

                                     [LOGO]

                              SEASONS SERIES TRUST

            - MULTI-MANAGED GROWTH PORTFOLIO

            - MULTI-MANAGED MODERATE GROWTH PORTFOLIO

            - MULTI-MANAGED INCOME/EQUITY PORTFOLIO

            - MULTI-MANAGED INCOME PORTFOLIO

            - ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

            - STOCK PORTFOLIO


            - LARGE CAP GROWTH PORTFOLIO



            - LARGE CAP COMPOSITE PORTFOLIO



            - LARGE CAP VALUE PORTFOLIO



            - MID CAP GROWTH PORTFOLIO



            - MID CAP VALUE PORTFOLIO



            - SMALL CAP PORTFOLIO


            - INTERNATIONAL EQUITY PORTFOLIO

            - DIVERSIFIED FIXED INCOME PORTFOLIO

            - CASH MANAGEMENT PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS..................................    3
        Q&A.......................................    3

MORE INFORMATION ABOUT THE PORTFOLIOS.............   12
        Investment Strategies.....................   12

GLOSSARY..........................................   20
        Investment Terminology....................   20
        About the Indices.........................   23
        Risk Terminology..........................   24

MANAGEMENT........................................   26
        Investment Adviser and Manager............   26
        Information about the Subadvisers.........   28
        Portfolio Management......................   29
        Custodian, Transfer and Dividend Paying
           Agent..................................   39

ACCOUNT INFORMATION...............................   40
        Transaction Policies......................   40
        Dividend Policies and Taxes...............   41

OTHER INFORMATION.................................   41
        Year 2000.................................   41

FINANCIAL HIGHLIGHTS..............................   42

FOR MORE INFORMATION..............................   44

MANAGED COMPONENTS -- the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio's investment objective.



CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



INCOME is interest payments from bonds or dividends from stocks.



YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
-------------------------------------------------------------------------------
The following questions and answers are designed to provide you with information about Seasons Series Trust (the "Trust"), and to give you an overview of the Trust's fifteen separate investment series ("Portfolios") and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 12, and the glossary that follows on page 20.

Six of the Portfolios, which we call the "Seasons Portfolios," are available through the Seasons Variable Annuity Contract. The other nine Portfolios, which we call the "Seasons Select Portfolios," are available in addition to the Seasons Portfolios, through the Seasons Select Variable Annuity Contract.

                          Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND
                             STRATEGIES?

                          A: Each Portfolio operates as a separate mutual fund
                             and has its own investment goal and a strategy for pursuing it. A Portfolio's investment goal may be changed by the Board of Trustees without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles.


                                                     SEASONS PORTFOLIOS
               PORTFOLIO                              INVESTMENT GOAL                               STRATEGY
MULTI-MANAGED GROWTH PORTFOLIO            long-term growth of capital               asset allocation through Managed
                                                                                    Components
MULTI-MANAGED MODERATE GROWTH PORTFOLIO   long-term growth of capital, with         asset allocation through Managed
                                          capital preservation as a secondary       Components
                                          objective
MULTI-MANAGED INCOME/EQUITY PORTFOLIO     conservation of principal while           asset allocation through Managed
                                          maintaining some potential for long-term  Components
                                          growth of capital
MULTI-MANAGED INCOME PORTFOLIO            capital preservation                      asset allocation through Managed
                                                                                    Components
ASSET ALLOCATION: DIVERSIFIED GROWTH      capital appreciation                      investment primarily through a strategic
PORTFOLIO                                                                           allocation of approximately 80% (with a
                                                                                    range of 65-95%) of its assets to equity
                                                                                    securities and approximately 20% (with a
                                                                                    range of 5-35%) of its assets to fixed
                                                                                    income securities
STOCK PORTFOLIO                           long-term capital appreciation, with a    investment primarily in the common
                                          secondary objective of increasing         stocks of a diversified group of
                                          dividend income                           well-established growth companies

Each of the Seasons MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS (referred to hereinafter as the "Multi-Managed Seasons Portfolios") allocates all of its assets among three or four distinct MANAGED COMPONENTS, each managed by a separate Manager and each with its own investment strategy. The three Managers of the Multi-Managed Seasons Portfolios are SunAmerica Asset Management Corp. ("SunAmerica"), Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC"). None of the Multi-Managed Seasons Portfolios contains a passively managed component. The four current Managed Components are SUNAMERICA/AGGRESSIVE GROWTH, JANUS/GROWTH, SUNAMERICA/BALANCED and WMC/FIXED INCOME. The Managed Components each invest to varying degrees, according to their investment strategy in a diverse portfolio of securities including, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio. The term "Manager" as used herein shall mean either SunAmerica, the Investment Adviser to the Trust, or the other registered investment advisers that serve as Subadvisers to the Trust, as the case may be.


Although each Multi-Managed Seasons Portfolio has a distinct investment objective and allocates its assets in varying percentages among the Managed Components in furtherance of that objective, each Manager intends to manage its respective Managed Component(s) in the same general manner regardless of the objective of the Multi-Managed Seasons Portfolio. However, the equity/ debt weightings of the SUNAMERICA/BALANCED component under normal market conditions will vary depending on the objective of the Multi-Managed Seasons Portfolio. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among Managed Components.

                                              SUNAMERICA/         JANUS/
                                           AGGRESSIVE GROWTH      GROWTH         SUNAMERICA/       WMC/FIXED INCOME
                PORTFOLIO                      COMPONENT        COMPONENT     BALANCED COMPONENT      COMPONENT
MULTI-MANAGED GROWTH PORTFOLIO                     20%              40%               20%                 20%

MULTI-MANAGED MODERATE GROWTH PORTFOLIO            18%              28%               18%                 36%

MULTI-MANAGED INCOME/EQUITY PORTFOLIO               0%              18%               28%                 54%

MULTI-MANAGED INCOME PORTFOLIO                      0%               8%               17%                 75%


Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.


A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.


MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.


LARGE CAP COMPANIES are generally those with market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.


MID CAP COMPANIES are generally those with market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories.


SMALL CAP COMPANIES are generally those with market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories.



                                                 SEASONS SELECT PORTFOLIOS
               PORTFOLIO                              INVESTMENT GOAL                               STRATEGY
LARGE CAP GROWTH PORTFOLIO                long-term growth of capital               investment primarily in equity
                                                                                    securities of large companies (at least
                                                                                    65% of total assets) selected through a
                                                                                    growth strategy
LARGE CAP COMPOSITE PORTFOLIO             long-term growth of capital and growth    investment primarily in equity
                                          of dividend income                        securities of large companies (at least
                                                                                    65% of total assets) that offer the
                                                                                    potential for long-term growth of
                                                                                    capital or dividends
LARGE CAP VALUE PORTFOLIO                 long-term growth of capital               investment primarily in equity
                                                                                    securities of large companies (at least
                                                                                    65% of total assets) selected through a
                                                                                    value strategy
MID CAP GROWTH PORTFOLIO                  long-term growth of capital               investment primarily in equity
                                                                                    securities of medium sized companies (at
                                                                                    least 65% of total assets) selected
                                                                                    through a growth strategy
MID CAP VALUE PORTFOLIO                   long-term growth of capital               investment primarily in equity
                                                                                    securities of medium sized companies (at
                                                                                    least 65% of total assets) selected
                                                                                    through a value strategy
SMALL CAP PORTFOLIO                       long-term growth of capital               investment primarily in equity
                                                                                    securities of small companies (at least
                                                                                    65% of total assets)
INTERNATIONAL EQUITY PORTFOLIO            long-term growth of capital               investment primarily in equity
                                                                                    securities of issuers in at least 3
                                                                                    countries other than the U.S.
DIVERSIFIED FIXED INCOME PORTFOLIO        relatively high current income and        investment primarily in fixed income
                                          secondarily capital appreciation          securities, including U.S. and foreign
                                                                                    government securities, mortgaged-backed
                                                                                    securities, investment grade debt
                                                                                    securities, and high yield/high risk
                                                                                    bonds ("junk bonds")
CASH MANAGEMENT PORTFOLIO                 high current yield while preserving       investment in a diversified selection of
                                          capital                                   money market instruments

Each Seasons Select Portfolio except the CASH MANAGEMENT PORTFOLIO is managed by several separate Managers, and we call them the "Multi-Managed Seasons Select Portfolios." Each Multi-Managed Seasons Select Portfolio offers you access to at least three different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. To balance the risks of an actively managed portfolio, each Multi-Managed Seasons Select Portfolio includes a passively-managed index component, currently managed by Bankers Trust Company, that seeks to replicate a target index or a subset of an index. The index component will not sell stocks in its portfolio or buy different stocks over the course of a year other than in conjunction with changes in its index, even if there are adverse developments concerning a particular stock, company or industry.



SunAmerica will initially allocate the assets of each Multi-Managed Seasons Select Portfolio among the Managers for a Portfolio in a manner designed to maximize investment efficiency. SunAmerica will then allocate new cash from share purchases over redemption requests equally among the Managers, unless SunAmerica determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed Seasons Select Portfolio to determine the extent to which the portion of assets managed by a Manager differs from that portion managed by any other Manager to the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the three Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. In general, SunAmerica will not rebalance or reallocate the existing assets of a Multi-Managed Seasons Select Portfolio among Managers. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Manager to another when it would be in the best interests of a Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, and the charts beginning on page 13 describes various additional risks.



    RISKS OF INVESTING EQUITY SECURITIES



    The MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION:
    DIVERSIFIED GROWTH, STOCK, LARGE CAP GROWTH, LARGE CAP COMPOSITE, LARGE CAP VALUE, MID CAP GROWTH, MID CAP VALUE, SMALL CAP and INTERNATIONAL EQUITY PORTFOLIOS invest primarily in equity securities. In addition, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. Growth stocks are historically volatile, which will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION: DIVERSIFIED GROWTH, STOCK, LARGE CAP GROWTH, LARGE CAP COMPOSITE, MID CAP GROWTH and SMALL CAP PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, and vice versa.



    RISKS OF INVESTING IN BONDS



    The MULTI-MANAGED INCOME/EQUITY, MULTI-MANAGED INCOME and DIVERSIFIED FIXED INCOME PORTFOLIOS invest primarily in bonds. In addition, the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH and ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIOS each invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance.



    RISKS OF INVESTING IN JUNK BONDS



    Each of the Portfolios except the STOCK, LARGE CAP GROWTH, MID CAP GROWTH and CASH MANAGEMENT PORTFOLIOS may invest in varying degrees in high yield/high risk securities, also known as "junk bonds," which are considered speculative. While the Managers try to diversify a Portfolio and to engage in a credit analysis of each junk bond issuer in which a Portfolio invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.



    RISKS OF INVESTING IN MONEY MARKET SECURITIES



    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios, since it invests only in high-quality short-term debt obligations, you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risks that the value of its investments may be affected by changes in interest rates. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value of $1.00.

    RISKS OF INVESTING INTERNATIONALLY



    All of the Portfolios except the CASH MANAGEMENT PORTFOLIO may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. This will particularly affect the INTERNATIONAL EQUITY PORTFOLIO.



    RISKS OF INVESTING IN SMALLER COMPANIES



    All Portfolios except the DIVERSIFIED FIXED INCOME and CASH MANAGEMENT PORTFOLIOS may invest in smaller companies. Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION: DIVERSIFIED GROWTH and SMALL-CAP PORTFOLIOS.



    RISKS OF INVESTING IN "NON-DIVERSIFIED" PORTFOLIOS



    Each Multi-Managed Seasons and Multi-Managed Seasons Select Portfolio (except for the DIVERSIFIED FIXED INCOME PORTFOLIO) is "non-diversified," which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.



    ADDITIONAL PRINCIPAL RISKS


    Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q: HOW HAVE THE SEASONS PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Seasons Portfolios by comparing the Seasons Portfolios' performance with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Seasons Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         MULTI-MANAGED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          31.45%


During the one year period shown in the bar chart, the highest return for a quarter was 21.27% (quarter ended 12/31/98) and the lowest return for a quarter was -6.23% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 3.95%.



 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR   PAST ONE      RETURN SINCE
 ENDED DECEMBER 31, 1998)                                YEAR          INCEPTION***
-----------------------------------------------------------------------------------
 Multi-Managed Growth Portfolio                          31.45%        30.16%
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                16.59%        23.98%
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
-----------------------------------------------------------------------------------



  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index (S&P
    500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.


 ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.


*** Inception date for the Portfolio is April 15, 1997.


--------------------------------------------------------------------------------

                    MULTI-MANAGED MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          25.07%


During the one year period shown in the bar chart, the highest return for a quarter was 16.24% (quarter ended 12/31/98) and the lowest return for a quarter was -4.20% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 2.84%.



 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION***
-----------------------------------------------------------------------------------
 Multi-Managed Moderate Growth Portfolio                 25.07%        25.23%
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                14.43%        20.83%
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
-----------------------------------------------------------------------------------



  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index (S&P
    500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.


 ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.


*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                     MULTI-MANAGED INCOME/EQUITY PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          19.13%


During the one year period shown in the bar chart, the highest return for a quarter was 7.95% (quarter ended 12/31/98) and the lowest return for a quarter was 0.49% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 1.05%.



 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION****
-----------------------------------------------------------------------------------
 Multi-Managed Income/Equity Portfolio                   19.13%        19.64%
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                15.51%        18.79%
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
-----------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index***                      8.69%         10.87%
-----------------------------------------------------------------------------------



   * The Blended Benchmark Index consists of 51% Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P
     500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell
     3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.


  ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
     (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

 *** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.

**** Inception date for the Portfolio is April 15, 1997.


--------------------------------------------------------------------------------

                         MULTI-MANAGED INCOME PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          13.58%


During the one year period shown in the bar chart, the highest return for a quarter was 4.10% (quarter ended 12/31/98) and the lowest return for a quarter was 2.07% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was -0.17%.


 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION***
-----------------------------------------------------------------------------------
 Multi-Managed Income Portfolio                          13.58%        15.31%
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                12.24%        14.96%
-----------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                       8.69%         10.87%
-----------------------------------------------------------------------------------


  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index (S&P
    500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.

 ** The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market.

*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                 ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          13.43%


During the one year period shown in the bar chart, the highest return for a quarter was 15.54% (quarter ended 12/31/98) and the lowest return for a quarter was -9.81% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 4.28%.



 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION***
-----------------------------------------------------------------------------------
 Asset Allocation: Diversified Growth Portfolio          13.43%        15.24%
-----------------------------------------------------------------------------------
 Blended Benchmark Index*                                23.30%        26.46%
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
-----------------------------------------------------------------------------------



  * The Blended Benchmark Index consists of 51% Standard & Poor's
    500-Registered Trademark- Composite Stock Price Index (S&P
    500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury Bills are short-term securities with maturities of one year or less issued by the U.S. government.


 ** The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.


*** Inception date for the Portfolio is April 15, 1997.


--------------------------------------------------------------------------------

                                STOCK PORTFOLIO
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          27.24%


During the one year period shown in the bar chart, the highest return for a quarter was 22.80% (quarter ended 12/31/98) and the lowest return for a quarter was -11.25% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 5.80%.



 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION**
-----------------------------------------------------------------------------------
 Stock Portfolio                                         27.24%        33.52%
-----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                          28.58%        36.28%
-----------------------------------------------------------------------------------



  * The Standard & Poor's 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.


 ** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES


The charts provided below summarize information about the investment strategies that each Managed Component and Portfolio uses. We have included a glossary to define the investment and risk terminology that we have used in the charts and throughout this Prospectus. You should consider your ability to assume the risks involved before investing in a Portfolio through the Seasons or Seasons Select Variable Annuity Contracts.


The Seasons and Seasons Select Variable Annuity Contracts offer four variable investment "Strategies." You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

                               SEASONS PORTFOLIOS


Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it's important for you to understand how the chart provided below applies specifically to your investment. To summarize the allocation strategy, because the MULTI-MANAGED GROWTH and MULTI-MANAGED MODERATE GROWTH PORTFOLIOS seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the SUNAMERICA/AGGRESSIVE GROWTH and JANUS/GROWTH components than do the other two Multi-Managed Seasons Portfolios. In contrast, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the SUNAMERICA/BALANCED and WMC/FIXED INCOME components. The MULTI-MANAGED INCOME/EQUITY and the MULTI-MANAGED INCOME PORTFOLIOS do not allocate any percentage of their assets to the SUNAMERICA/AGGRESSIVE GROWTH component.


You should carefully review the investment objectives and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you invest in a Strategy that invests heavily in the MULTI-MANAGED INCOME PORTFOLIO, you should be aware that this Portfolio distributes its assets among the JANUS/GROWTH component, the SUNAMERICA/BALANCED component and the WMC/FIXED INCOME component in a ratio of 8%/17%/75%. When reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment. You should also bear in mind when reviewing the chart that the MULTI-MANAGED INCOME PORTFOLIO invests three quarters of its assets in the WMC/FIXED INCOME component and pay close attention to that component's investment strategies and risks.

                               SEASONS PORTFOLIOS

                                  SUNAMERICA/                                           SUNAMERICA/
                               AGGRESSIVE GROWTH            JANUS/GROWTH                 BALANCED
                                   COMPONENT                  COMPONENT                  COMPONENT
What are the Portfolio's   equity securities of       common stocks selected     equity securities of mid-
or Managed Component's     small, lesser known or     for their growth           to large-cap companies
principal investments      new growth companies or    potential                  believed to be
(under normal market       industries, such as                                   undervalued, and
conditions)?               technology,                                           long-term bonds and other
                           telecommunications, media                             debt securities; neutral
                           and healthcare                                        equity/debt weightings of
                                                                                 70%/30% for Multi-Managed
                                                                                 Growth and Moderate
                                                                                 Growth Portfolios;
                                                                                 50%/50% for Multi-Managed
                                                                                 Income/ Equity and Income
                                                                                 Portfolios (actual
                                                                                 weighting may differ)
What are the Portfolio's   - stock market volatility  - stock market volatility  - stock and bond market
or Managed Component's     - securities selection     - securities selection      volatility
principal risks?           - growth stocks            - growth stocks            - securities selection
                           - small and mid-market     - junk bonds               - interest rate
                            capitalization            - small and mid- market     fluctuations
                           - non-diversification       capitalization            - non-diversification
                                                      - non-diversification
What other investment
strategies can the
Portfolio or Managed
Component use?
- Large company stocks                Yes             See principal investments  See principal investments
                                                            section above              section above
- Medium-sized company     See principal investments  See principal investments  See principal investments
 stocks                          section above              section above              section above

                                   WMC/FIXED              ASSET ALLOCATION:
                                    INCOME                   DIVERSIFIED
                                   COMPONENT              GROWTH PORTFOLIO            STOCK PORTFOLIO
What are the Portfolio's   U.S. and foreign fixed     strategic allocation of    common stock of well-
or Managed Component's     income securities of       approximately 80% (with a  established growth
principal investments      varying maturities and     range of 65-95%) of its    companies (at least 65%
(under normal market       risk/return                assets to equity           of total assets)
conditions)?               characteristics (at least  securities and
                           80% investment grade       approximately 20% (with a
                           securities and at least    range of 5-35%) of its
                           85% U.S. dollar            assets to fixed income
                           denominated)               securities

What are the Portfolio's   - bond market volatility   - stock market volatility  - stock market volatility
or Managed Component's     - securities selection     - securities selection     - securities selection
principal risks?           - interest rate            - growth stocks            - growth stocks
                            fluctuations              - foreign exposure         - foreign exposure
                           - non-diversification      - small and mid- market
                                                       capitalization

What other investment
strategies can the
Portfolio or Managed
Component use?
- Large company stocks                No              See principal investments  See principal investments
                                                            section above              section above
- Medium-sized company                No              See principal investments             Yes
 stocks                                                     section above

                                  SUNAMERICA/                                           SUNAMERICA/
                               AGGRESSIVE GROWTH            JANUS/GROWTH                 BALANCED
                                   COMPONENT                  COMPONENT                  COMPONENT
What other investment
strategies can the
Portfolio or Managed
Component use?
- Small company stocks     See principal investments  See principal investments       Yes (up to 20%)
                                 section above              section above
- Active Trading                      Yes                        Yes                        No
What other investments
can the Portfolio or
Managed Components use?
- Types of fixed income
 securities:
  Investment grade                    Yes                        Yes                        Yes
  U.S. government                     Yes                        Yes                        Yes
  securities
  Asset-backed and                    Yes                        Yes                        Yes
  mortgage-backed
  securities
  Junk bonds                          No                   Yes (up to 35%)                  No
- Short-term money market       Yes (up to 25%)            Yes (up to 25%)            Yes (up to 25%)
 instruments
- Temporary defensive          Yes (up to 100%)           Yes (up to 100%)           Yes (up to 100%)
 investments
- Foreign securities                  Yes                        Yes                  Yes (up to 25%)

                                   WMC/FIXED              ASSET ALLOCATION:
                                    INCOME                   DIVERSIFIED
                                   COMPONENT              GROWTH PORTFOLIO            STOCK PORTFOLIO
What other investment
strategies can the
Portfolio or Managed
Component use?
- Small company stocks                No              See principal investments             Yes
                                                            section above
- Active Trading                      Yes                        Yes                        No
What other investments
can the Portfolio or
Managed Components use?
- Types of fixed income
 securities:
  Investment grade                    Yes                        Yes                        Yes
  U.S. government                     Yes                        Yes                        Yes
  securities
  Asset-backed and                    Yes                        Yes                        Yes
  mortgage-backed
  securities
  Junk bonds                    Yes (up to 20%)            Yes (up to 20%)                  No
- Short-term money market       Yes (up to 25%)            Yes (up to 25%)            Yes (up to 25%)
 instruments
- Temporary defensive          Yes (up to 100%)           Yes (up to 100%)           Yes (up to 100%)
 investments
- Foreign securities            Yes (up to 15%             Yes (up to 60%)            Yes (up to 30%)
                            denominated in foreign
                            currencies; up to 100%
                              denominated in U.S.
                                   dollars)

                                  SUNAMERICA/                                           SUNAMERICA/
                               AGGRESSIVE GROWTH            JANUS/GROWTH                 BALANCED
                                   COMPONENT                  COMPONENT                  COMPONENT
What other investments
can the Portfolio or
Managed Components use?
- ADRs/EDRs/GDRs                      Yes                        Yes                        Yes
- Currency transactions               Yes                        Yes                        Yes
- Currency baskets                    Yes                        Yes                        Yes
- Emerging markets                    Yes                        Yes                        Yes
- PFICs                               Yes                        Yes                        Yes
- Illiquid securities           Yes (up to 15%)            Yes (up to 15%)            Yes (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
- Securities lending          Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
- Special situations                  Yes                        Yes                        Yes
- Borrowing for temporary     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
 or emergency purposes
What other potential       - foreign exposure         - foreign exposure         - foreign exposure
risks can affect the       - emerging markets         - emerging markets         - emerging markets
Portfolio or Managed       - euro conversion          - euro conversion          - euro conversion
Component?                 - illiquidity              - credit quality           - illiquidity
                           - prepayment               - illiquidity              - prepayment
                           - derivatives              - prepayment               - derivatives
                           - hedging                  - derivatives              - hedging
                                                      - hedging                  - small and mid-market
                                                                                  capitalization

                                   WMC/FIXED              ASSET ALLOCATION:
                                    INCOME                   DIVERSIFIED
                                   COMPONENT              GROWTH PORTFOLIO            STOCK PORTFOLIO
What other investments
can the Portfolio or
Managed Components use?
- ADRs/EDRs/GDRs                      No                         Yes                        Yes
- Currency transactions               Yes                        Yes                        Yes
- Currency baskets                    Yes                        Yes                        Yes
- Emerging markets         Yes (up to 20%, including             Yes                        Yes
                            investments in foreign
                           and domestic junk bonds)
- PFICs                               Yes                        Yes                        Yes
- Illiquid securities           Yes (up to 15%)            Yes (up to 15%)            Yes (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
- Securities lending          Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
- Special situations                  Yes                        Yes                        Yes
- Borrowing for temporary     Yes (up to 33 1/3%)        Yes (up to 33 1/3%)        Yes (up to 33 1/3%)
 or emergency purposes
What other potential       - foreign exposure         - emerging markets         - emerging markets
risks can affect the       - emerging markets         - euro conversion          - euro conversion
Portfolio or Managed       - euro conversion          - credit quality           - illiquidity
Component?                 - credit quality           - junk bonds               - prepayment
                           - junk bonds               - illiquidity              - derivatives
                           - illiquidity              - prepayment               - hedging
                           - prepayment               - derivatives              - small and mid- market
                           - derivatives              - hedging                   capitalization
                           - hedging                  - foreign exposure

                           SEASONS SELECT PORTFOLIOS

                                   LARGE CAP             LARGE CAP COMPOSITE
                               GROWTH PORTFOLIO               PORTFOLIO          LARGE CAP VALUE PORTFOLIO
What are the Portfolio's   equity securities of       equity securities of       equity securities of
principal investments      large companies (at least  large companies (at least  large companies (at least
(under normal market       65% of total assets)       65% of total assets) that  65% of total assets)
conditions)?               selected through a growth  offer the potential for    selected through a value
                           strategy                   long-term growth of        strategy
                                                      capital or dividends
Which index or subset of              S&P                        S&P                        S&P
an index will the          500-Registered Trademark-/ 500-Registered Trademark-  500-Registered Trademark-/
Portfolio's index                    BARRA                    Composite                    BARRA
component seek to                Growth Index             Stock Price Index             Value Index
replicate?
What are the Portfolio's   - stock market volatility  - stock market volatility  - stock market volatility
principal risks?           - indexing                 - indexing                 - indexing
                           - securities selection     - securities selection     - securities selection
                           - growth stocks            - growth stocks            - non- diversification
                           - non-diversification      - non- diversification     - foreign exposure
                           - foreign exposure         - foreign exposure

                                MID CAP GROWTH
                                   PORTFOLIO           MID CAP VALUE PORTFOLIO      SMALL CAP PORTFOLIO
What are the Portfolio's   equity securities of       equity securities of       equity securities of
principal investments      medium-sized companies     medium-sized companies     small companies (at least
(under normal market       (at least 65% of total     (at least 65% of total     65% of total assets)
conditions)?               assets) selected through   assets) selected through
                           a growth strategy          a value strategy

Which index or subset of      Russell MidCap-TM-         Russell MidCap-TM-               Russell
an index will the                Growth Index                Value Index         2000-Registered Trademark-
Portfolio's index                                                                          Index
component seek to
replicate?
What are the Portfolio's   - stock market volatility  - stock market volatility  - stock market volatility
principal risks?           - indexing                 - indexing                 - indexing
                           - securities selection     - securities selection     - securities selection
                           - growth stocks            - non- diversification     - growth stocks
                           - non- diversification     - mid-market               - small market
                           - mid-market                capitalization             capitalization
                            capitalization                                       - non- diversification
                           - foreign exposure                                    - foreign exposure

                                 INTERNATIONAL        DIVERSIFIED FIXED INCOME
                               EQUITY PORTFOLIO               PORTFOLIO          CASH MANAGEMENT PORTFOLIO
What are the Portfolio's   equity securities of       fixed income securities,   a diversified selection
principal investments      issuers in at least 3      including U.S. and         of money market
(under normal market       countries other than the   foreign government         instruments
conditions)?               United States              securities, mortgaged-
                                                      backed securities,
                                                      investment grade debt
                                                      securities, and high
                                                      yield/high risk bonds
                                                      (junk bonds)
Which index or subset of           MSCI EAFE          Lehman Government/ Corp.              N/A
an index will the                    Index                   Bond Index
Portfolio's index
component seek to
replicate?
What are the Portfolio's   - stock market volatility  - bond market volatility   - securities selection
principal risks?           - indexing                 - indexing                 - interest rate
                           - securities selection     - securities selection      fluctuations
                           - foreign exposure         - interest rate
                           - emerging markets          fluctuations
                           - euro conversion          - credit quality
                           - non-diversification      - issuer default


                                   LARGE CAP             LARGE CAP COMPOSITE
                               GROWTH PORTFOLIO               PORTFOLIO          LARGE CAP VALUE PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Large company stocks           See principal              See principal              See principal
                           investments section above  investments section above  investments section above
- Medium-sized company                Yes                        Yes                        Yes
 stocks
- Small company stocks                Yes                        Yes                        Yes
- Active trading                      Yes                        Yes                        Yes
- Types of fixed income
 securities:
  Investment                          Yes                        Yes                        Yes
  grade
  U.S.                                Yes                        Yes                        Yes
  government securities
  Asset-backed and                    Yes                        Yes                        Yes
  mortgage-backed
  securities
  Junk bonds                          No                         Yes                        Yes
                                                             (up to 15%)                (up to 10%)
- Short-term                          Yes                        Yes                        Yes
 money market                     (up to 25%)                (up to 25%)                (up to 25%)
 instruments
- REITs                               Yes                        Yes                        Yes

                                MID CAP GROWTH
                                   PORTFOLIO           MID CAP VALUE PORTFOLIO      SMALL CAP PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Large company stocks                Yes                        Yes                        Yes

- Medium-sized company           See principal              See principal                   Yes
 stocks                    investments section above  investments section above
- Small company stocks                Yes                        Yes                   See principal
                                                                                 investments section above
- Active trading                      Yes                        Yes                        Yes
- Types of fixed income
 securities:
  Investment                          Yes                        Yes                        Yes
  grade
  U.S.                                Yes                        Yes                        Yes
  government securities
  Asset-backed and                    Yes                        Yes                        Yes
  mortgage-backed
  securities
  Junk bonds                          No                         Yes                        Yes
                                                             (up to 20%)                (up to 20%)
- Short-term                          Yes                        Yes                        Yes
 money market                     (up to 25%)                (up to 25%)                (up to 25%)
 instruments
- REITs                               Yes                        Yes                        Yes

                                 INTERNATIONAL        DIVERSIFIED FIXED INCOME
                               EQUITY PORTFOLIO               PORTFOLIO          CASH MANAGEMENT PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Large company stocks                Yes                        No                         No

- Medium-sized company                Yes                        No                         No
 stocks
- Small company stocks                Yes                        No                         No

- Active trading                      Yes                        Yes                        No
- Types of fixed income
 securities:
  Investment                          Yes                   See principal                   Yes
  grade                                               investments section above
  U.S.                                Yes                   See principal                   Yes
  government securities                               investments section above
  Asset-backed and                    Yes                        Yes                        Yes
  mortgage-backed
  securities
  Junk bonds                          Yes                        Yes                        No
                                  (up to 35%)                (up to 20%)
- Short-term                          Yes                        Yes                   See principal
 money market                     (up to 25%)                (up to 25%)         investments section above
 instruments
- REITs                               Yes                        No                         No

                                   LARGE CAP             LARGE CAP COMPOSITE
                               GROWTH PORTFOLIO               PORTFOLIO          LARGE CAP VALUE PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Borrowing for temporary             Yes                        Yes                        Yes
 or emergency purposes          (up to 33 1/3%)            (up to 33 1/3%)            (up to 33 1/3%)
- Defensive investments               Yes                        Yes                        Yes
- Foreign                             Yes                        Yes                        Yes
 securities                       (up to 30%)                (up to 30%)                (up to 30%)
- ADRs/EDRs/ GDRs                     Yes                        Yes                        Yes
- PFICs                               Yes                        Yes                        No
                                                             (up to 10%)
- Currency transactions               Yes                        Yes                        Yes
- Currency                            Yes                        Yes                        Yes
 baskets
- Emerging                            Yes                        Yes                        Yes
 markets
- Illiquid securities                 Yes                        Yes                        Yes
                                  (up to 15%)                (up to 15%)                (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
- Securities lending                  Yes                        Yes                        Yes
                                (up to 33 1/3%)            (up to 33 1/3%)            (up to 33 1/3%)
- Hybrid instruments                  Yes                        Yes                        Yes
                                  (up to 10%)                (up to 10%)                (up to 10%)

                                MID CAP GROWTH
                                   PORTFOLIO           MID CAP VALUE PORTFOLIO      SMALL CAP PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Borrowing for temporary             Yes                        Yes                        Yes
 or emergency purposes          (up to 33 1/3%)            (up to 33 1/3%)            (up to 33 1/3%)
- Defensive investments               Yes                        Yes                        Yes
- Foreign                             Yes                        Yes                        Yes
 securities                       (up to 30%)                (up to 30%)                (up to 30%)
- ADRs/EDRs/ GDRs                     Yes                        Yes                        Yes
- PFICs                               No                         Yes                        Yes
                                                             (up to 10%)                (up to 10%)
- Currency transactions               Yes                        Yes                        Yes
- Currency                            Yes                        Yes                        Yes
 baskets
- Emerging                            Yes                        Yes                        Yes
 markets
- Illiquid securities                 Yes                        Yes                        Yes
                                  (up to 15%)                (up to 15%)                (up to 15%)
- Options and futures                 Yes                        Yes                        Yes
- Securities lending                  Yes                        Yes                        Yes
                                (up to 33 1/3%)            (up to 33 1/3%)            (up to 33 1/3%)
- Hybrid instruments                  Yes                        Yes                        Yes
                                  (up to 10%)                (up to 10%)                (up to 10%)

                                 INTERNATIONAL        DIVERSIFIED FIXED INCOME
                               EQUITY PORTFOLIO               PORTFOLIO          CASH MANAGEMENT PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Borrowing for temporary             Yes                        Yes                        Yes
 or emergency purposes          (up to 33 1/3%)            (up to 33 1/3%)              (up to 5%)
- Defensive investments               Yes                        Yes                        Yes
- Foreign                        See principal                   Yes                        No
 securities                investments section above         (up to 30%)
- ADRs/EDRs/ GDRs                     Yes                        Yes                        No
- PFICs                               Yes                        Yes                        No
                                  (up to 10%)
- Currency transactions               Yes                        Yes                        No
- Currency                            Yes                        Yes                        No
 baskets
- Emerging                            Yes                        Yes                        No
 markets
- Illiquid securities                 Yes                        Yes                        Yes
                                  (up to 15%)                (up to 15%)                (up to 10%)
- Options and futures                 Yes                        Yes                        No
- Securities lending                  Yes                        Yes                        No
                                (up to 33 1/3%)            (up to 33 1/3%)
- Hybrid instruments                  Yes                        Yes                        No
                                  (up to 10%)                (up to 10%)

                                   LARGE CAP             LARGE CAP COMPOSITE
                               GROWTH PORTFOLIO               PORTFOLIO          LARGE CAP VALUE PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Interest rate swaps,                Yes                        Yes                        Yes
 mortgage swaps, caps,
 floors and collars
- Special situations                  Yes                        Yes                        Yes
What other potential       - interest rate            - interest rate            - interest rate
risks can affect a          fluctuations               fluctuations               fluctuations
Portfolio?                 - credit quality           - credit quality           - credit quality
                           - foreign exposure         - foreign exposure         - foreign exposure
                           - euro conversion          - emerging markets         - emerging markets
                           - illiquidity              - euro conversion          - euro conversion
                           - prepayment               - illiquidity              - illiquidity
                           - derivatives              - prepayment               - prepayment
                           - hedging                  - derivatives              - derivatives
                           - small and mid-market     - hedging                  - hedging
                            capitalization            - small and mid-market     - small and mid-market
                                                       capitalization             capitalization

                                MID CAP GROWTH
                                   PORTFOLIO           MID CAP VALUE PORTFOLIO      SMALL CAP PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Interest rate swaps,                Yes                        Yes                        Yes
 mortgage swaps, caps,
 floors and collars
- Special situations                  Yes                        Yes                        Yes
What other potential       - interest rate            - interest rate            - interest rate
risks can affect a          fluctuations               fluctuations               fluctuations
Portfolio?                 - credit quality           - credit quality           - credit quality
                           - foreign exposure         - foreign exposure         - foreign exposure
                           - euro conversion          - euro conversion          - euro conversion
                           - illiquidity              - illiquidity              - illiquidity
                           - prepayment               - prepayment               - prepayment
                           - derivatives              - derivatives              - derivatives
                           - hedging                  - hedging                  - hedging
                           - small market             - small market             - mid-market
                            capitalization             capitalization             capitalization

                                 INTERNATIONAL        DIVERSIFIED FIXED INCOME
                               EQUITY PORTFOLIO               PORTFOLIO          CASH MANAGEMENT PORTFOLIO
What other investment
strategies can the
Portfolio use?
- Interest rate swaps,                Yes                        Yes                        No
 mortgage swaps, caps,
 floors and collars
- Special situations                  Yes                        Yes                        Yes
What other potential       - interest rate            - foreign exposure         - euro conversion
risks can affect a          fluctuations              - emerging markets         - illiquidity
Portfolio?                 - credit quality           - euro conversion          - prepayment
                           - illiquidity              - illiquidity
                           - prepayment               - prepayment
                           - derivatives              - derivatives
                           - hedging                  - hedging

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

LARGE COMPANIES generally, have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.


MEDIUM SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories. Benchmark indices such as the S&P 400-Registered Trademark- MidCap Index includes issuers with capitalizations ranging from $500 million to $10 billion. Accordingly, Portfolios will consider companies within this capitalization range to be "mid cap," based also on certain other relevant criteria.



SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories. A Manager may consider an issuer that has a market capitalization in excess of $1 billion to be "small cap" if it meets certain relevant criteria.


ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, Yankee bonds, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Manager).

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

ASSET-BACKED SECURITIES represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. MORTGAGE-BACKED SECURITIES represent an undivided ownership interest in a pool of mortgages.

A "JUNK BOND" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

SHORT-TERM MONEY MARKET INSTRUMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

A Portfolio may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in a Portfolio's net asset value and yield. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.


FOREIGN SECURITIES are issued by companies located outside of the U.S., including emerging markets. Foreign securities may include yankee bonds, foreign corporate and government bonds, foreign equity securities, American Depositary Receipts (ADRs) or other similar securities that represents interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).


It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Managers will not invest in such investment companies unless, in their judgment, the potential benefits justify the payment of any associated fees and expenses.


PFICS (passive foreign investment companies) are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, the tax laws may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid the imposition of tax at the Portfolio level.


CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are generally used to hedge against changes in currency exchange rates.

A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.


EMERGING MARKETS: An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list may vary by Manager.

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established institutional trading markets.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

HYBRID INSTRUMENTS, such as indexed securities (for example Standard and Poor's Depositary Receipts) and structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.


An INTEREST RATE SWAP is a contract between two parties to exchange interest payments on a specified principal amount for a specified period. A MORTGAGE SWAP is a contract between two parties to exchange the difference between a fixed-rate payment and a floating-rate payment on a notational principal amount that declines in proportion to the monthly payments and prepayments of an indexed pool of mortgage-backed securities for a specified period. A CAP is the right to receive the excess of a reference interest rate over a given rate. A FLOOR is the right to receive the excess of a given rate, known as the strike price of the floor, over a reference interest rate. A COLLAR is the strategy that combines a cap and a floor.


A SPECIAL SITUATION arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

ABOUT THE INDICES



As shown on the charts, beginning on page 16, each Multi-Managed Seasons Select Portfolio has one passively managed index portion, which seeks to replicate all or a subset of a nationally-recognized market index.



- THE S&P 500-REGISTERED TRADEMARK- COMPOSITE STOCK PRICE INDEX, commonly known as the S&P 500-Registered Trademark-, is an unmanaged index of 500 common stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market, representing a majority of the total domestic U.S. equity market capitalization.



- THE S&P 400-REGISTERED TRADEMARK- MIDCAP INDEX is an unmanaged index of common stocks of 400 companies, in the middle capitalization sector of the U.S. equities market.



- RUSSELL 2000-REGISTERED TRADEMARK- INDEX measures the performance of the 2,000 smallest companies in the Russell 3000-Registered Trademark- Index, and generally represents less than 20% of the total market capitalization of the Russell 3000-Registered Trademark- Index. The Russell 3000-Registered Trademark- Index is comprised of the 3000 largest U.S. companies as determined by market capitalization.


- RUSSELL MIDCAP-TM- GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell
     1000-Registered Trademark- Growth index.

- RUSSELL MIDCAP-TM- VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
     1000-Registered Trademark- Value index.


- RUSSELL 1000-REGISTERED TRADEMARK- INDEX measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index, and generally represents over 75% of the total market capitalization of the Russell 3000-Registered Trademark- Index. The Russell
     3000-Registered Trademark- Index is comprised of the 3000 largest U.S. companies as determined by market capitalization.


- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index is weighted by market capitalization and therefore has a heavy representation in countries with large stock markets, such as Japan.

- THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX is a measure of the market value of approximately 5,300 bonds, each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher by a nationally recognized statistical rating organization.


Certain Portfolios invest in either the growth or value "subset" of an index. These subsets are created by splitting an index according to "book-to-price" ratio (that is, the difference between an issuer's "book value" and its market capitalization). The value subset of an index contains securities of issuers with higher book-to-price ratios, while a growth subset contains those of issuers with lower book-to-price ratios.


The S&P/BARRA GROWTH AND VALUE INDEXES are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Each company in the index is assigned to either the value or growth index so that the two style indices "add up" to the full index. Like the full S&P indexes, the value and growth indexes are capitalization-weighted, meaning that each stock is weighted in proportion to its market value.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities held by a Portfolio.


INDEXING: The passively-managed index portion of each Seasons Select Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.


SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower quality bonds tend to be more sensitive to changes in interest rates.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


EURO CONVERSION: Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SunAmerica is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be retired in advance of the maturity date. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.


DERIVATIVES: In addition to general risks relating to market volatility, interest rate fluctuations, credit quality, options and futures contracts are subject to certain special risks. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not exactly match those of the hedged position. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.


HEDGING: A strategy in which a Manager uses a derivative to offset the risk that other instruments in a Portfolio's holdings may decrease in value. Gains on a derivative that reacts in an opposite manner to market movements may substantially reduce losses on the other investment. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than the Manager anticipates or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

SMALL AND MID-MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile than shares of large companies and entail greater risks.

NON-DIVERSIFICATION: Non-diversified investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of stocks. A non-diversified investment company's risk may increase because the effect of each stock on its performance is greater.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND MANAGER



SUNAMERICA ASSET MANAGEMENT CORP. SUNAMERICA serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, serves as Manager for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.



SunAmerica, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, SunAmerica Strategic Investment Series, Inc., Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets of approximately $19.3 billion as of March 31, 1999 for investment companies, individuals, pension accounts, and corporate and trust accounts.



In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the CASH MANAGEMENT PORTFOLIO, the SunAmerica/Aggressive Growth and SunAmerica/Balanced components of the Multi-Managed Seasons Portfolios, and portions of the LARGE-CAP COMPOSITE, SMALL-CAP and DIVERSIFIED FIXED INCOME PORTFOLIOS.



For the fiscal year ended March 31, 1999 each Seasons Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                                        FEE
------------------------------------------------------------  ---------
Multi-Managed Growth Portfolio..............................       0.89%

Multi-Managed Moderate Growth Portfolio.....................       0.85%

Multi-Managed Income/Equity Portfolio.......................       0.81%

Multi-Managed Income Portfolio..............................       0.77%

Asset Allocation: Diversified Growth Portfolio..............       0.85%

Stock Portfolio.............................................       0.85%

For the period February 8, 1999 (commencement of operations) through March 31, 1999, each Seasons Select Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:



PORTFOLIO                                                        FEE
------------------------------------------------------------  ---------
Large Cap Growth Portfolio..................................       0.80%

Large Cap Composite Portfolio...............................       0.80%

Large Cap Value Portfolio...................................       0.80%

Mid Cap Growth Portfolio....................................       0.85%

Mid Cap Value Portfolio.....................................       0.85%

Small Cap Portfolio.........................................       0.85%

International Equity Portfolio..............................       1.00%

Diversified Fixed Income Portfolio..........................       0.70%

Cash Management Portfolio...................................       0.55%



SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

INFORMATION ABOUT THE SUBADVISERS



BANKERS TRUST COMPANY. BANKERS TRUST has principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York 10006. Bankers Trust is a worldwide merchant bank that provides investment management services for the nation's largest corporations and institutions. As of March 31, 1999, Bankers Trust managed approximately $378 billion in assets.



GOLDMAN SACHS ASSET MANAGEMENT AND GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL. GSAM, One New York Plaza, New York, New York 10004, is a separate operating division of Goldman Sachs & Co., which registered as an investment adviser in 1981. GSAM-INTERNATIONAL, 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs & Co., became a member of the Investment Management Regulatory Organisation Limited in 1990 and registered as an investment adviser in 1991. As of March 31, 1999, GSAM and GSAM-International, together with their affiliates, acted as investment adviser or distributor for assets in excess of $201 billion. The Goldman Sachs Group, L.P., which controls GSAM and GSAM-International, has merged into the Goldman Sachs Group, Inc. as the result of an initial public offering.



JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts, and, as of March 31, 1999, had assets under management of approximately $136 billion.



LORD, ABBETT & CO. LORD ABBETT, located in the General Motors Building, at 767 Fifth Avenue, New York, New York 10153, has been an investment manager for over 70 years and as of March 31, 1999 managed over $30 billion in a family of mutual funds and other advisory accounts. Lord Abbett provides similar services to 35 other mutual fund portfolios having various investment objectives and also advises other investment clients. Lord Abbett has entered into a sub-subadvisory agreement with FUJI-LORD ABBETT, INTERNATIONAL LIMITED with respect to the INTERNATIONAL EQUITY PORTFOLIO. FUJI-LORD ABBETT, located at River Plate House, 7-11 Finsbury Circus, London, EC2M 7HJ, England, provides investment advisory services to a variety of institutional accounts and offshore pooled vehicles and, since 1996, has advised one or more of Lord Abbet's mutual funds with respect to international equity investments. As of March 31, 1999, Fuji-Lord Abbett had assets under management of approximately $950 million.



PUTNAM INVESTMENT MANAGEMENT, INC. PUTNAM is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed assets of approximately $306 billion as of March 31, 1999.



T. ROWE PRICE ASSOCIATES, INC. T. ROWE PRICE is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. T. Rowe Price and its affiliates managed assets in excess of $149 billion as of March 31, 1999.



WELLINGTON MANAGEMENT COMPANY, LLP. WMC is a Massachusetts limited liability partnership. The principal offices of WMC are located at 75 State Street, Boston, Massachusetts 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1999, WMC had discretionary management authority with respect to approximately $215.3 billion of assets.

PORTFOLIO MANAGEMENT



The management of each Portfolio and Managed Component is summarized in the following tables.



                                     SEASONS PORTFOLIOS
                                                      PORTFOLIO MANAGEMENT ALLOCATED AMONG
                    PORTFOLIO                                THE FOLLOWING MANAGERS
-------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                      - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Aggressive Growth
                                                    component and SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth Portfolio             - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Aggressive Growth
                                                    component and SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Income/Equity Portfolio               - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Income Portfolio                      - Janus
                                                      (through Janus/Growth component)
                                                    - SunAmerica
                                                      (through SunAmerica/Balanced
                                                    component)
                                                    - WMC
                                                      (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth Portfolio      - Putnam Investment Management, Inc.
                                                      ("Putnam")
-------------------------------------------------------------------------------------------
Stock Portfolio                                     - T. Rowe Price Associates, Inc.
                                                      ("T. Rowe Price")
-------------------------------------------------------------------------------------------

                                 SEASONS SELECT PORTFOLIOS
                                                      PORTFOLIO MANAGEMENT ALLOCATED AMONG
                    PORTFOLIO                                THE FOLLOWING MANAGERS
-------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                          - Bankers Trust Company ("Bankers
                                                      Trust")
                                                    - Goldman Sachs Asset Management
                                                      ("GSAM")
                                                    - Janus
-------------------------------------------------------------------------------------------
Large Cap Composite Portfolio                       - Bankers Trust
                                                    - SunAmerica
                                                    - T. Rowe Price
-------------------------------------------------------------------------------------------
Large Cap Value Portfolio                           - Bankers Trust
                                                    - T. Rowe Price
                                                    - WMC
-------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                            - Bankers Trust
                                                    - T. Rowe Price
                                                    - WMC
-------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                             - Bankers Trust
                                                    - GSAM
                                                    - Lord, Abbett & Co. ("Lord Abbett")
-------------------------------------------------------------------------------------------
Small Cap Portfolio                                 - Bankers Trust
                                                    - Lord Abbett
                                                    - SunAmerica
-------------------------------------------------------------------------------------------
International Equity Portfolio                      - Bankers Trust
                                                    - Goldman Sachs Asset Management
                                                    International ("GSAM-International")
                                                    - Lord Abbett
                                                      (subcontracted to Fuji-Lord Abbett
                                                    International, Limited ("Fuji-Lord
                                                    Abbett"))
-------------------------------------------------------------------------------------------
Diversified Fixed Income Portfolio                  - Bankers Trust
                                                    - SunAmerica
                                                    - WMC
-------------------------------------------------------------------------------------------
Cash Management Portfolio                           - SunAmerica

-------------------------------------------------------------------------------------------

The primary investment manager(s) and/or the management team(s) for each Portfolio and Managed Component is set forth in the following tables.



                                    NAME AND TITLE OF PORTFOLIO
   PORTFOLIO OR       MANAGER(S)        MANAGER(S) (AND/OR                EXPERIENCE
 MANAGED COMPONENT                      MANAGEMENT TEAM(S))
-------------------------------------------------------------------------------------------
SunAmerica/          SunAmerica     - Donna M. Calder            Ms. Calder has been a
Aggressive Growth                    Vice President and          portfolio manager since
component                            Portfolio Manager           joining the firm in March
(Multi-Managed                       (Domestic Equity            1998. Prior to joining
Seasons Portfolio)                   Investment Team)            SunAmerica, Ms. Calder was
                                                                 the Founder and General
                                                                 Partner of Manhattan Capital
                                                                 Partners, L.P. (1991-1995)

-------------------------------------------------------------------------------------------
SunAmerica/          SunAmerica     - Francis D. Gannon          Mr. Gannon has been a
Balanced component                   Vice President and          portfolio manager with the
(Multi-Managed                       Portfolio Manager           firm since 1996. He joined
Seasons Portfolio)                   (Domestic Equity            SunAmerica as an equity
                                     Investment Team)            analyst in 1993.
                                    - Fixed Income Investment
                                     Team
-------------------------------------------------------------------------------------------
Janus/Growth         Janus          - Warren B. Lammert          Mr. Lammert first joined
component                            Executive Vice President    Janus in 1987 and has been a
(Multi-Managed                       Portfolio Manager           portfolio manager with the
Seasons Portfolio)                                               firm since 1993. He is a
                                                                 Chartered Financial Analyst.
-------------------------------------------------------------------------------------------
WMC/Fixed Income     WMC            - Lucius T. Hill, III        Mr. Hill has been a portfolio
component                            Senior Vice President and   manager with WMC since
(Multi-Managed                       Partner                     joining the firm in 1993.
Seasons Portfolio)
-------------------------------------------------------------------------------------------
Asset Allocation:    Putnam         - Global Asset Allocation    N/A
Diversified Growth                   Committee
Portfolio
-------------------------------------------------------------------------------------------
Stock Portfolio      T. Rowe Price  - Robert W. Smith            Mr. Smith has been managing
                                     Investment Advisory         investments with T. Rowe
                                     Committee Chairman,         Price since joining the firm
                                     Managing Director, and      in 1992.
                                     Equity Portfolio Manager
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
LARGE CAP GROWTH          BANKERS TRUST     - Kathleen Condon                  Ms. Condon has been an investment
PORTFOLIO                                    Managing Director and Chief       officer since joining Bankers Trust
                                             Investment Officer of Structured  in 1970.
                                             Investments (passively managed
                                             portion)
                          ----------------------------------------------------------------------
                          GSAM              - George D. Adler                  Mr. Adler joined GSAM as a portfolio
                                             Vice President and Senior         manager and Co-Chair of the Growth
                                             Portfolio Manager                 Equity Investment Committee in 1997.
                                                                               From 1990 to 1997, he was a
                                                                               portfolio manager at Liberty
                                                                               Investment Management, Inc.
                                                                               ("Liberty").
                                            - Robert G. Collins                Mr. Collins joined GSAM in 1997.
                                             Vice President and Senior         From 1991 to 1997, he was a
                                             Portfolio Manager                 portfolio manager at Liberty. His
                                                                               past experiences include work as a
                                                                               special situations analyst with
                                                                               Raymond James & Associates for five
                                                                               years.
                                            - Herbert E. Ehlers                Mr. Ehlers joined GSAM as a senior
                                             Managing Director and Senior      portfolio manager and Chief
                                             Portfolio Manager                 Investment Officer of the Growth
                                                                               Equity team in 1997. From 1994 to
                                                                               1997, he was the Chief Investment
                                                                               Officer and Chairman at Liberty. He
                                                                               was a portfolio manager and
                                                                               president at Liberty's predecessor
                                                                               firm, Eagle Asset Management, from
                                                                               1984 to 1994.
                                            - Gregory H. Ekizian               Mr. Ekizian joined GSAM as portfolio
                                             Vice President and Senior         manager and Co-Chair of the Growth
                                             Portfolio Manager                 Equity Investment Committee in 1997.
                                                                               From 1990 to 1997, he was a
                                                                               portfolio manager at Liberty and its
                                                                               predecessor firm, Eagle Asset
                                                                               Management.
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
                                            - David G. Shell                   Mr. Shell joined GSAM as a portfolio
                                             Vice President and Senior         manager in 1997. From 1987 to 1997,
                                             Portfolio Manager                 he was a portfolio manager at
                                                                               Liberty and its predecessor firm,
                                                                               Eagle Asset Management.
                                            - Ernest C. Segundo, Jr.           Mr. Segundo joined GSAM as a
                                             Vice President and Senior         portfolio manager in 1997. From 1992
                                             Portfolio Manager                 to 1997, he was a portfolio manager
                                                                               at Liberty.
                          ----------------------------------------------------------------------
                          Janus             - Marc Pinto                       Mr. Pinto has been the Vice
                                             Vice President of Portfolio       President of Portfolio Management of
                                             Management and Portfolio Manager  Janus since 1994. From 1993 to 1994, he was Co-President of Creative
                                                                               Retail Technology, a producer of
                                                                               hardware for retail clients. From
                                                                               1991 to 1993, Mr. Pinto was an
                                                                               equity analyst at Priority
                                                                               Investments Ltd., a family owned
                                                                               business.
                                            - Warren B. Lammert                See above.
                                             Executive Vice President and
                                             Portfolio Manager
-------------------------------------------------------------------------------------------
Large Cap                 Bankers Trust     - Kathleen Condon                  See above.
Composite Portfolio                          Managing Director and Chief
                                             Investment Officer of Structured
                                             Investments (passively managed
                                             portion)
                          ----------------------------------------------------------------------
                          SunAmerica        - Francis D. Gannon                See above.
                                             Vice President and
                                             Portfolio Manager
                                             (Domestic Equity
                                             Investment Team)
                          ----------------------------------------------------------------------
                          T. Rowe Price     - Robert W. Smith                  See above.
                                             Investment Advisory Committee
                                             Chairman, Managing Director and
                                             Equity Portfolio Manager
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
LARGE CAP VALUE           BANKERS TRUST     - Kathleen Condon                  See above.
PORTFOLIO                                    Managing Director and Chief
                                             Investment Officer of Structured
                                             Investments (passively managed
                                             portion)
                          ----------------------------------------------------------------------
                          T. Rowe Price     - Brian C. Rogers                  Mr. Rogers has been managing
                                             Investment Advisory Committee,    investments at T. Rowe Price since
                                             Chairman Director and Managing    1983.
                                             Director
                          ----------------------------------------------------------------------
                          WMC               - John R. Ryan                     Mr. Ryan joined WMC in 1981 as a
                                             Senior Vice President and         portfolio manager on the firm's
                                             Managing Partner                  Value Yield Team.
                                             (Value/Yield Team)
                                            - Steven T. Irons                  Mr. Irons joined WMC in 1993 as a
                                             Vice President and Equity         research analyst on the firm's Value
                                             Research Analyst                  Yield Team.
-------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio  Bankers Trust     - Kathleen Condon                  See above.
                                             Managing Director and Chief
                                             Investment Officer of Structured
                                             Investments (passively managed
                                             portion)
                          ----------------------------------------------------------------------
                          T. Rowe Price     - Donald J. Peters                 Mr. Peters has been a portfolio
                                             Vice President, Portfolio         manager and quantitative investment
                                             Manager & Quantitative            analyst for T. Rowe Price's Equity
                                             Investment Analyst                Research Division since joining the
                                                                               firm in 1993.
                          ----------------------------------------------------------------------
                          WMC               - Robert D. Rands                  Mr. Rands joined WMC in 1978 as a
                                             Senior Vice President and         special situations analyst and
                                             Partner                           became a portfolio manager in 1983.
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
                                            - Steven Angeli                    Mr. Angeli joined WMC as a research
                                             Vice President and Portfolio      analyst in 1994 after receiving his
                                             Manager                           MBA from Darden Graduate School of
                                                                               Business Administration at the
                                                                               University of Virginia. Prior to
                                                                               joining WMC, Mr. Angeli worked at
                                                                               Fidelity Management and Research
                                                                               Company from 1990-1992.
-------------------------------------------------------------------------------------------
Mid Cap Value             Bankers Trust     - Kathleen Condon                  See above.
Portfolio                                    Managing Director and Chief
                                             Investment Officer of Structured
                                             Investments (passively managed
                                             portion)
                          ----------------------------------------------------------------------
                          GSAM              - Eileen Aptman                    Ms. Aptman joined GSAM as a research
                                             Vice President and Senior         analyst in 1993. She became a
                                             Portfolio Manager                 portfolio manager in 1996.
                                            - Paul D. Farrell                  Mr. Farrell joined GSAM as a
                                             Managing Director and Senior      portfolio manager in 1991. In 1998,
                                             Portfolio Manager                 he became responsible for managing
                                                                               GSAM's Value Team.
                                            - Matthew B. McLennan              Mr. McLennan joined GSAM in 1995.
                                             Vice President and Senior         From 1994 to 1995, he worked in the
                                             Portfolio Manager                 Investment Banking Division of GSAM
                                                                               in Australia. From 1991 to 1994, Mr.
                                                                               McLennan worked at Queensland
                                                                               Investment Corporation in Australia.
                                            - Karma Wilson                     Ms. Wilson joined GSAM as a
                                             Vice President and Senior         portfolio manager in 1994. Prior to
                                             Portfolio Manager                 1994, she was an investment analyst
                                                                               with Bankers Trust Australia Ltd.
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
                          LORD ABBETT       - Edward K. von der Linde          Mr. von der Linde has been a
                                             Portfolio Manager                 portfolio manager with Lord Abbett
                                                                               since 1995. He joined the firm as an
                                                                               equity analyst in 1988.
                                            - Howard E. Hansen                 Mr. Hansen joined Lord Abbett as an
                                             Associate Portfolio Manager       equity analyst in 1995. He has been
                                                                               an associate portfolio manager since
                                                                               1997. From 1990-1994, he was an
                                                                               equity analyst at Alfred Berg Inc.
-------------------------------------------------------------------------------------------
Small Cap Portfolio       Bankers Trust     - Kathleen Condon                  See above.
                                             Managing Director and Chief
                                             Investment Officer of Structured
                                             Investments (passively managed
                                             portion)
                          ----------------------------------------------------------------------
                          Lord Abbett       - Stephen J. McGruder Senior       Mr. McGruder has been a portfolio
                                             Portfolio Manager                 manager with Lord Abbett since
                                                                               joining the firm in May 1995. Prior
                                                                               to joining Lord Abbett, Mr. McGruder
                                                                               served from October 1988 as Vice
                                                                               President of Wafra Investment
                                                                               Advisory Group, a private investment
                                                                               company.
                          ----------------------------------------------------------------------
                          SunAmerica        - Donna Calder                     See above.
                                             Portfolio Manager
                                             (Domestic Equity
                                             Investment Team)
-------------------------------------------------------------------------------------------
International Equity      Bankers Trust     - Kathleen Condon                  See above.
Portfolio                                    Managing Director and Chief
                                             Investment Officer of Structured
                                             Investments (passively managed
                                             portion)
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
                          GSAM-             - Ivor H. Farman                   Mr. Farman joined GSAM- International
                          International      Executive Director and Senior     as a senior portfolio manager in
                                             Portfolio Manager                 1996. From 1995 to 1996, he was
                                                                               responsible for originating and
                                                                               marketing French equity ideas at
                                                                               Exane in Paris. Prior to 1995, he
                                                                               spent five years engaged in French
                                                                               equity research and marketing at
                                                                               Banque Nationale de Paris and
                                                                               Schroders in London.
                                            - Alice Lui                        Ms. Lui joined GSAM-International as
                                             Vice President                    a portfolio manager in 1990.
                                            - Paul Greener                     Mr. Greener joined GSAM-
                                             Associate                         International as a member of the
                                                                               Pan-European Equity Team responsible
                                                                               for European general retailers,
                                                                               business services and technology
                                                                               sectors in 1996. From 1994-1996, he
                                                                               was an equity analyst at CIN Manage-
                                                                               ment. Prior to 1994, he was a
                                                                               student at the University of Bir-
                                                                               mingham.
                                            - Shogo Maeda                      Mr. Maeda joined GSAM-International
                                             Managing Director and Senior      as a portfolio manager in 1994. From
                                             Portfolio Manager                 1987 to 1994, he worked at Nomura
                                                                               Investment Management Incorporated
                                                                               as a Senior Portfolio Manager.
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
                                            - Susan Noble                      Ms. Noble joined GSAM-International
                                             Executive Director and Senior     as a senior portfolio manager and
                                             Portfolio Manager                 head of the European Equity team in
                                                                               October 1997. From 1986 to 1997, she
                                                                               worked at Fleming Investment
                                                                               Management in London, where she most
                                                                               recently was Portfolio Management
                                                                               Director for the European equity
                                                                               investment strategy and process.
                                            - Ravi Shanker                     Mr. Shanker joined GSAM-
                                             Vice President                    International as an operations
                                                                               manager in 1997. From July 1996 to
                                                                               1997, he worked for Goldman Sachs in
                                                                               Singapore as a strategic adviser for
                                                                               transactions involving
                                                                               infrastructure industries in Asia.
                                                                               From 1988 to 1996, he worked for
                                                                               Goldman Sachs as an investment
                                                                               banker in the Investment Banking
                                                                               Division.
                                            - Siew-Hua Thio                    Ms. Thio joined GSAM-International
                                             Vice President                    as a portfolio manager in 1998. From
                                                                               1997 to 1998, she was a Head of
                                                                               Research for Indosuex WI Carr in
                                                                               Singapore. From 1993 to 1997, she
                                                                               was a research analyst at the same
                                                                               firm.
                          ----------------------------------------------------------------------
                          Fuji-Lord Abbett  - Christopher J. Taylor            Mr. Taylor is Managing Director of
                                             Portfolio Manager                 Fuji-Lord Abbett. He has been
                                                                               employed by Fuji-Lord Abbett and its
                                                                               predecessor companies since 1987.
-------------------------------------------------------------------------------------------

                                               NAME AND TITLE OF PORTFOLIO
  PORTFOLIO OR MANAGED       MANAGER(S)       MANAGER(S) (AND/OR MANAGEMENT                 EXPERIENCE
       COMPONENT                                        TEAM(S))
-------------------------------------------------------------------------------------------
Diversified Fixed Income  Bankers Trust     - Kathleen Condon                  See above.
Portfolio                                    Managing Director and Chief
                                             Investment Officer of Structured
                                             Investments (passively managed
                                             portion)
                          ----------------------------------------------------------------------
                          SunAmerica        - John W. Risner                   Mr. Risner joined SunAmerica as
                                             Vice President and                portfolio manager in 1997. From 1992
                                             Portfolio Manager                 to 1997, Mr. Risner managed the
                                             (Fixed Income Investment Team)    High-Yield and Convertible Bond
                                                                               portfolios for Value Line Asset
                                                                               Management.
                          ----------------------------------------------------------------------
                          WMC               - John C. Keogh                    Mr. Keogh joined WMC as a portfolio
                                             Senior Vice President and         manager in 1983.
                                             Partner
-------------------------------------------------------------------------------------------
Cash Management           SunAmerica        - Fixed Income Investment Team     N/A
Portfolio

-------------------------------------------------------------------------------------------



CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT



State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are currently offered only to Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company. So if you would like to invest in a Portfolio, you must purchase a Seasons Variable Annuity Contract or a Seasons Select Variable Annuity Contract from Anchor National.

The Seasons and Seasons Select Variable Annuity Contracts offer four variable investment "Strategies." You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios, managed collectively by five different professional investment managers. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

You should also be aware that the Seasons and Seasons Select Variable Annuity Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. You will find information about purchasing a Seasons Variable Annuity Contract or a Seasons Select Variable Annuity Contract in the prospectus that offers the Contract, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

The INTERNATIONAL EQUITY PORTFOLIO may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of this Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES Variable Annuity Account Five buys and sells shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the Trust receives the order after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000

Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)
--------------------------------------------------------------------------------


The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Statement of Additional Information (SAI), which is available upon request.


  ----------------------------------------------------------------------------------------------
                                                 Net
                                             realized &                 Dividends     Dividends
                  Net Asset                  unrealized                  declared     from net
                    Value          Net       gain (loss)   Total from    from net     realized
                 beginning of   investment       on        investment   investment     gain on
  Period ended      period      income*/**   investments   operations     income     investments
  ----------------------------------------------------------------------------------------------
                                  Multi-Managed Growth Portfolio
  4/15/97-3/31/98    $10.00       $0.18         $2.95        $3.13        ($0.08)      ($0.20)
  3/31/99            12.85         0.16          4.41         4.57         (0.18)       (0.03)
                             Multi-Managed Moderate Growth Portfolio
  4/15/97-3/31/98     10.00        0.27          2.40         2.67         (0.13)       (0.17)
  3/31/99            12.37         0.28          3.10         3.38         (0.23)       (0.02)
                              Multi-Managed Income/Equity Portfolio
  4/15/97-3/31/98     10.00        0.41          1.68         2.09         (0.20)       (0.10)
  3/31/99            11.79         0.43          1.57         2.00         (0.36)       (0.10)
                                  Multi-Managed Income Portfolio
  4/15/97-3/31/98     10.00        0.51          1.15         1.66         (0.27)       (0.10)
  3/31/99            11.29         0.53          0.72         1.25         (0.40)       (0.07)
                          Asset Allocation: Diversified Growth Portfolio
  4/15/97-3/31/98     10.00        0.23          1.76         1.99         (0.12)       (0.16)
  3/31/99            11.71         0.14          0.90         1.04         (0.12)          --
                                         Stock Portfolio
  4/15/97-3/31/98     10.00        0.03          4.80         4.83         (0.02)       (0.15)
  3/31/99            14.66         0.03          1.84         1.87         (0.02)       (0.30)
  ----------------------------------------------------------------------------------------------

  ------------              ----------------------------------------------------
                                                            Ratio of
                                                Ratio of      net
                                       Net      expenses   investment
                Net Asset             Assets       to      income to
                  Value               end of    average     average
                 end of     Total     period      net         net       Portfolio
  Period ended   period     Return*** (000's)   assets+     assets+     turnover
  ------------              ----------------------------------------------------

  4/15/97-3/31   $12.85     31.55%     $32,481    1.29%#      1.52%#        114%
  3/31/99         17.21     35.98      69,712     1.19        1.11          124

  4/15/97-3/31    12.37     26.86      32,622     1.21#       2.36#         101
  3/31/99         15.50     27.73      75,694     1.16        2.08          105

  4/15/97-3/31    11.79     21.10      25,957     1.14#       3.72#          46
  3/31/99         13.33     17.27      62,121     1.14        3.51           65

  4/15/97-3/31    11.29     16.81      18,378     1.06#       4.69#          47
  3/31/99         12.07     11.19      50,250     1.06        4.50           43

  4/15/97-3/31    11.71     20.09      50,384     1.21#       2.06#         166
  3/31/99         12.63      9.02     117,663     1.21        1.21          149

  4/15/97-3/31    14.66     48.59      42,085     1.21#       0.24#          46
  3/31/99         16.21     13.05      97,047     1.10        0.20           52
  ------------              ----------------------------------------------------



  * Calculated based upon average shares outstanding


 ** After fee waivers and expense reimbursements by the investment adviser


*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.


  # Annualized


  + The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:



                                                               Expenses                 Net Investment Income
                                                       3/31/98         3/31/99         3/31/98         3/31/99
                                                                 ------------------------------------
Multi-Managed Growth Portfolio....................           1.44 %          1.19 %          1.37 %          1.11 %
Multi-Managed Moderate Growth Portfolio...........           1.40            1.16            2.17            2.08
Multi-Managed Income/Equity Portfolio.............           1.43            1.14            3.43            3.51
Multi-Managed Income Portfolio....................           1.50            1.07            4.25            4.49
Asset Allocation: Diversified Growth Portfolio....           1.53            1.22            1.74            1.20
Stock Portfolio...................................           1.26            1.10            0.19            0.20

  ----------------------------------------------------------------------------------------------
                                                 Net
                                             realized &                 Dividends     Dividends
                  Net Asset                  unrealized                  declared     from net
                    Value          Net       gain (loss)   Total from    from net     realized
                 beginning of   investment       on        investment   investment     gain on
  Period ended      period      income*/**   investments   operations     income     investments
  ----------------------------------------------------------------------------------------------
                                    Large Cap Growth Portfolio
  2/8/99-3/31/99    $10.00        $  --          0.77        $0.77            --           --
                                  Large Cap Composite Portfolio
  2/8/99-3/31/99     10.00         0.01          0.43         0.44            --           --
                                    Large Cap Value Portfolio
  2/8/99-3/31/99     10.00         0.02          0.19         0.21            --           --
                                     Mid Cap Growth Portfolio
  2/8/99-3/31/99     10.00           --          0.46         0.46            --           --
                                     Mid Cap Value Portfolio
  2/8/99-3/31/99     10.00         0.02         (0.04)       (0.02)           --           --
                                       Small Cap Portfolio
  2/8/99-3/31/99     10.00           --         (0.09)       (0.09)           --           --
                                  International Equity Portfolio
  2/8/99-3/31/99     10.00         0.02          0.32         0.34            --           --
                                Diversified Fixed Income Portfolio
  2/8/99-3/31/99     10.00         0.06         (0.12)       (0.06)           --           --
                                    Cash Management Portfolio
  2/8/99-3/31/99     10.00         0.06            --         0.06            --           --
  ----------------------------------------------------------------------------------------------

  ------------              ----------------------------------------------------
                                                            Ratio of
                                                Ratio of      net
                                       Net      expenses   investment
                Net Asset             Assets       to      income to
                  Value               end of    average     average
                 end of     Total     period      net         net       Portfolio
  Period ended   period     Return*** (000's)   assets#/+  assets#/+    turnover
  ------------              ----------------------------------------------------

  2/8/99-3/31/   $10.77      7.70%     $14,916    1.10%       0.20%           6%

  2/8/99-3/31/    10.44      4.40      11,834     1.10        0.55            8

  2/8/99-3/31/    10.21      2.10      13,625     1.10        1.53            5

  2/8/99-3/31/    10.46      4.60      13,887     1.15       (0.15)           5

  2/8/99-3/31/     9.98     (0.20)     13,088     1.15        1.60            6

  2/8/99-3/31/     9.91     (0.90)     11,140     1.15        0.31            3

  2/8/99-3/31/    10.34      3.40      13,693     1.30        1.43            7

  2/8/99-3/31/     9.94     (0.60)     15,229     1.00        4.53           30

  2/8/99-3/31/    10.06      0.60       2,021     0.85        3.97           --
  ------------              ----------------------------------------------------



  * Calculated based upon average shares outstanding


 ** After fee waivers and expense reimbursements by the investment adviser


*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower


  # Annualized


  + During the period February 8, 1999 (commencement of operations) through
    March 31, 1999, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:



                                                                       Net Investment Income
                                                      Expenses#               (Loss)#
                                                    -------------------------------------------
Large Cap Growth..................................         2.12   %                   (0.82    )%
Large Cap Composite...............................         2.33                       (0.68    )
Large Cap Value...................................         2.16                        0.47
Mid Cap Growth....................................         2.22                       (1.22    )
Mid Cap Value.....................................         2.23                        0.52
Small Cap.........................................         2.46                       (1.00    )
International Equity..............................         3.59                       (0.86    )
Diversified Fixed Income..........................         1.91                        3.62
Cash Management...................................         8.41                       (3.59    )

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

    The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

    You may obtain copies of these documents or ask questions about the Portfolios by contacting:

       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

                 [LOGO]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

INVESTMENT COMPANY ACT
File No. 811-07725

 Please forward a copy (without charge) of the Seasons Select Variable Annuity Statement of Additional Information to:


              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------
       Date: _____________________ Signed: ______________________________

 Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299

                       Statement of Additional Information





                              SEASONS SERIES TRUST







This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectus of Seasons Series Trust (the "Trust") dated July 15, 1999. This Statement of Additional Information incorporates the Prospectus by reference. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-7862 or writing the Trust at the address below.



                                 P.O. Box 54299
                       Los Angeles, California 90054-0299
                                 (800) 445-SUN2


                                  July 15, 1999

                                TABLE OF CONTENTS

TOPIC                                                                  PAGE
-----                                                                  ----

THE TRUST...............................................................B-3

INVESTMENT OBJECTIVES AND POLICIES......................................B-4

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS.......................B-42

INVESTMENT RESTRICTIONS................................................B-46

TRUST OFFICERS AND TRUSTEES............................................B-49

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT...........................B-52

SUBADVISORY AGREEMENTS.................................................B-57

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES.............................B-62

SHARES OF THE TRUST....................................................B-63

PRICE OF SHARES........................................................B-64

EXECUTION OF PORTFOLIO TRANSACTIONS....................................B-65

GENERAL INFORMATION....................................................B-68
         Custodian.....................................................B-68
         Independent Accountants and Legal Counsel.....................B-68
         Reports to Shareholders.......................................B-68
         Shareholder and Trustee Responsibility........................B-68
         Registration Statement........................................B-69
         Financial Statements..........................................B-69

                                    THE TRUST

     The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future. The Trust currently consists of fifteen separate series or portfolios (each, a "Portfolio" and collectively, the "Portfolios"). On October 30, 1998, the Board of Trustees approved the creation of the Large-Cap Growth, Large-Cap Composite, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap, International Equity, Diversified Fixed Income and Cash Management Portfolios. The Board of Trustees may establish additional series in the future.

     Six of the Portfolios, the Multi-Managed Growth Portfolio, the Multi-Managed Moderate Growth Portfolio, the Multi-Managed Income/Equity Portfolio, the Multi-Managed Income Portfolio (each, a "Multi-Managed Seasons Portfolio," and collectively, the "Multi-Managed Seasons Portfolios"), the Asset
Allocation: Diversified Growth Portfolio and the Stock Portfolio (collectively, with the Multi-Managed Seasons Portfolios, the "Seasons Portfolios"), are available through the Seasons Variable Annuity Contract. The other nine Portfolios, the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio, the Diversified Fixed Income Portfolio (each, a "Multi-Managed Seasons Select Portfolio," and collectively, the "Multi-Managed Seasons Select Portfolios") and the Cash Management Portfolio (collectively, with the Multi-Managed Seasons Select Portfolios, the "Seasons Select Portfolios") are available in addition to the Seasons Portfolios through the Seasons Select Variable Annuity Contract. The Multi-Managed Seasons and the Multi-Managed Seasons Select Portfolios, as described more fully in the Prospectus, are managed by more than one investment adviser.

      Shares of the Portfolios are held by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company ("Life Company"), an Arizona life insurance company. The Life Company is a wholly owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation wholly owned by American International Group, Inc. ("AIG"), a Delaware corporation. The Life Company may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Company nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies that are affiliates of the Life Company.

     SunAmerica Asset Management Corp. ("SunAmerica"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for each Portfolio. As described in the Prospectus, SunAmerica may retain subadvisers (each, a "Manager" and together with SunAmerica, the "Managers") to assist in management of one or more Portfolios.

     Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may beheld personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Portfolios are described in the Trust's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, which are described under "More Information About the Portfolios" in the Prospectus, are discussed more fully below. Unless otherwise specified, each Portfolio, including each Managed Component of the Multi-Managed Seasons Portfolios, may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

     WARRANTS. Each Portfolio except the Cash Management Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

     CONVERTIBLE SECURITIES AND PREFERRED STOCKS. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Cash Management Portfolio will not invest in convertible securities and preferred stocks.

     INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, each Portfolio except the WMC/Fixed Income component, Diversified Fixed Income Portfolio and the Cash Management Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. While such companies may realize more substantial growth than larger, more established companies, they may also be subject to some additional risks. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

     Companies with a market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

     FOREIGN SECURITIES. The Asset Allocation: Diversified Growth Portfolio may invest up to 60% of its total assets, the Stock Portfolio may invest up to 30% of its total assets, the SunAmerica/Balanced component of each Multi-Managed Portfolio may invest up to 25% of its total assets, the WMC/Fixed Income component of each Multi-Managed Seasons Portfolio may invest up to 15% of its total assets, the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio and the Diversified Fixed Income Portfolio may invest up to 30% of total assets, and the International Equity Portfolio and the Janus/Growth and SunAmerica/ Aggressive Growth components of each Multi-Managed Seasons Portfolio may invest without limitation in foreign securities. The Cash Management Portfolio may invest in U.S. dollar denominated securities of foreign issuers that meet the quality and maturity requirements applicable to the Portfolio. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Each Portfolio may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts or other similar securities representing interests in securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Trust's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio except the Cash Management Portfolio may invest, and the WMC/Fixed Income component may invest without limitation, in U.S. dollar denominated foreign debt securities. In addition, the Portfolios may invest in securities denominated in other currency "baskets."

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. The Cash Management Portfolio will not invest in emerging markets.

     Each Portfolio except the Cash Management Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with its custodian cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Trust believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"). The Stock Portfolio, Asset
Allocation: Diversified Growth Portfolio, Large Cap Growth Portfolio, Large Cap Composite Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income and the Multi-Managed Seasons Portfolios, may invest in PFICs, which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, the tax laws may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid the imposition of tax at the Portfolio level.

     FIXED INCOME SECURITIES. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

     The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

     The SunAmerica/Aggressive Growth component, the Stock Portfolio, and the Mid Cap Growth Portfolio may invest in debt securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities determined by the Manager to be of comparable quality.

     The Janus/Growth component, the Large-Cap Growth Portfolio and the International Equity Portfolio may invest up to 35% of net assets in high-yield/high-risk securities rated below Baa by Moody's or BBB by Standard & Poor's, or unrated bonds determined by the Manager to be of comparable quality.

     The SunAmerica/Balanced component may invest up to 10% of total assets in securities rated as low as BBB (or determined by the Manager to be of equivalent quality if unrated).

     The WMC/Fixed Income component may invest up to 20% of its assets in securities rated below Baa by Moody's or BBB by Standard & Poor's and no more than 10% of its assets in bonds rated as low as C by Moody's or D by Standard & Poor's (or, in each case, if not rated, determined by the Manager to be of comparable quality).

     The Large Cap Composite Portfolio (up to 15%) and the Large Cap Value Portfolio (up to 10%) may invest in debt securities rated below investment grade (I.E., below "BBB" by Standard & Poor's or below "Baa" by Moody's) or, if unrated, determined by the Manager to be of equivalent quality.

     The Asset Allocation: Diversified Growth Portfolio may invest up to 20% of its total assets in securities rated below Baa by Moody's or BBB by Standard & Poor's, including no more than 5% of its total assets in bonds rated at the time of purchase below Caa by Moody's or CCC by Standard & Poor's (or, in each case, if not rated, determined by the Manager to be of comparable quality)..

     The Small-Cap Portfolio, the Mid-Cap Value Portfolio, and the Diversified Fixed Income Portfolio may invest up to 20% of their respective assets in securities rated below Baa by Moody's or BBB by Standard & Poor's and no more than 10% of their respective assets in bonds rated as low as C by Moody's or D by Standard & Poor's. In addition, the portion of the Large Cap Growth Portfolio managed by Janus Capital Corporation ("Janus") may invest up to 35% of the assets allocated to it in securities rated below Baa by Moody's or BBB by Standard & Poors; and the portion of the Large Cap Growth and Mid Cap Value Portfolios allocated to Goldman Sachs Asset Management and the portion of the International Equity Portfolio allocated to Goldman Sachs Asset Management-International may invest no more than 10% of the assets allocated to it in bonds rated as low as C by Moody's or D By Standard & Poors. In each case, securities that are not rated will be subject to the percentage limitations of securities determined by the Manager to be of comparable quality as stated herein.

     The Cash Management Portfolio currently invests only in instruments rated in the highest rating category by Moody's and Standard & Poor's or in instruments issued, guaranteed or insured by the U.S.
government, its agencies or instrumentalities.

     U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

          A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.

          Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     MORTGAGE-RELATED SECURITIES. Each Portfolio may also invest in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

          GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

          GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

          The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

          FHLMC CERTIFICATES. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
     Government.

          FNMA CERTIFICATES. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

          Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

          The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

          Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

          The Asset Allocation: Diversified Growth Portfolio, the SunAmerica/Balanced and WMC/Fixed Income components of the Multi-Managed Seasons Portfolios, and the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may invest in another type of mortgage-backed security, a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

          Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          The Asset Allocation: Diversified Growth Portfolio and the SunAmerica/ Balanced and WMC/Fixed Income components of the Multi-Managed Seasons Portfolios and each of the Season's Select Portfolios except the Cash Management Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

     CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS. As described above, the WMC/Fixed Income and Janus/Growth components of the Multi-Managed Seasons Portfolios and the Asset Allocation: Diversified Growth Portfolio, the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may invest in high-yield bonds. These bonds present certain risks, which are discussed below:

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

          PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

          LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

     ASSET-BACKED SECURITIES. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities in which each Portfolio except the Cash Management Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

     LOAN PARTICIPATIONS. The WMC/Fixed Income component, the Janus/Growth Component and the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio and the Diversified Fixed-Income Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Manager, they can not be sold within seven days.

     SHORT-TERM DEBT SECURITIES. In addition to its primary investments, each Portfolio may also invest up to 25% of its total assets, except that the Cash Management Portfolio and Diversified Fixed Income Portfolio may invest without limitation, in both U.S. and non-U.S. dollar denominated money market instruments for reasons that may include (a) liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held by a Portfolio during periods when a Manager is unable to locate favorable investment opportunities. In order to facilitate quarterly rebalancing of the Multi-Managed Seasons Portfolios as described in the Prospectus and to adjust for the flow of investments into and out of the Portfolios, each Portfolio may hold a greater percentage of its assets in cash or cash equivalents at the end of each quarter than might otherwise be the case. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Manager to be of equivalent quality).

          MONEY MARKET SECURITIES - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus may invest idle cash of the Janus/Growth component of each Multi-Managed Seasons Portfolio and their portion of the Large Cap Growth Portfolio in money market mutual funds that it manages.

          COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. The Cash Management Portfolio, the Janus/Growth Component of each Multi-Managed Seasons Portfolio and Janus' portion of the Large Cap Growth Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

          SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations. The Cash Management Portfolio, the Janus/Growth Component of each Multi-Managed Seasons Portfolio and Janus' portion of the Large Cap Growth Portfolio managed by Janus may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.

          COMMERCIAL PAPER - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes.

          The Cash Management Portfolio may purchase commercial paper only if judged by SunAmerica to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which the Cash Management Portfolio (and other Portfolios) may invest includes variable amount master demand notes.

          Variable amount master demand notes permit each Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio's investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Manager, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Manager also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Manager has reason to believe that the borrower could not make timely repayment upon demand.

          CORPORATE BONDS AND NOTES - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year (397 days with respect to the Cash Management Portfolio) or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

          GOVERNMENT SECURITIES - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities," above.

     REPURCHASE AGREEMENTS. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Manager, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Managers in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the Cash Management Portfolio) of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     DIVERSIFICATION. Each Multi-Managed Seasons and Multi-Managed Seasons Select Portfolio except for the Diversified Fixed Income Portfolio is classified as "non-diversified" for the purposes of the 1940 Act, which means that they are not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

     DERIVATIVES STRATEGIES. Each Portfolio except the Cash Management Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     In addition, the Portfolio could experience capital losses which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

     Each Portfolio except the Cash Management Portfolio may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option that increases the Portfolio's return. A Portfolio writes only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. Puts on Futures (defined below) will be considered "covered" if the Portfolio owns an option to sell that Futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if the Portfolio for the term of the option segregates cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option).

     Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio except the Cash Management Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies; and each Multi-Managed Seasons Portfolio and the Diversified Fixed Income Portfolio may, through its WMC/Fixed Income component, invest in yield curve options (up to 5% of total assets allocated to the WMC/Fixed Income component). In addition, the Asset
Allocation: Diversified Growth Portfolio may use Futures in order to adjust its exposure to various equity or fixed income markets or as a substitute for investment in underlying cash markets. All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each Portfolio except the Cash Management Portfolio may buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.

     Each Portfolio except the Cash Management Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when a Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions.

     A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about derivatives the Portfolios may use is provided below.

OPTIONS

     OPTIONS ON SECURITIES. As noted above, each Portfolio except the Cash Management Portfolio may write and purchase call and put options (including, in the case of the Multi-Managed Seasons Portfolios and the Diversified Fixed Income Portfolio, yield curve options) on equity and debt securities.

     When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     Each Portfolio except the Cash Management Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

     OPTIONS ON FOREIGN CURRENCIES. Each Portfolio except the Cash Management Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Trust's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

     OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio except the Cash Management Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

     FUTURES. Upon entering into a Futures transaction, a Portfolio, except the Cash Management Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Portfolio except the Cash Management Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio except the Cash Management Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     OPTIONS ON FUTURES. As noted above, each Portfolio except the Cash Management Portfolio may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS

     A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. The Cash Management Portfolio will not engage in Forward Contracts. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio, except the Cash Management Portfolio, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF DERIVATIVES

     Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN DERIVATIVES

     Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Manager then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

     ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets (with respect only to "restricted" securities, 10% in the case of the Cash Management Portfolio), determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Trustees, or the Manager pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Manager will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Manager will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities (10%, with respect to restricted securities, in the case of the Cash Management Portfolio) includes
Section 4(2) paper other than Section 4(2) paper that the Manager has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Manager the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Manager to take into account the same factors described above for other restricted securities and require the Manager to perform the same monitoring and reporting functions.

     SHORT SALES. Each of the Multi-Managed Growth and Moderate Growth Portfolios, through the SunAmerica/Aggressive Growth component, and each of the Seasons Select Portfolios except the Cash Management Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. Each Portfolio except the Cash Management Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, the same securities or securities substantially similar to those sold short. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

     HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The Cash Management Portfolio will not invest in these Hybrid Instruments. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

     WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENT. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that the Asset Allocation: Diversified Growth Portfolio, the WMC/Fixed Income component of each Multi-Managed Portfolio and each Seasons Select Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

     INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

     BORROWING. As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% (and the Cash Management Portfolio up to 5%) of its total assets for temporary or emergency purposes.

     In seeking to enhance investment performance, each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, and the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets); provided that, with respect to the Multi-Managed Seasons Portfolios such limitation will be calculated with respect to the net assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons Portfolio. The time and extent to which the component or Portfolios may employ leverage will be determined by the respective Manager in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

     Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio except the Cash Management Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Manager to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

     REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Manager to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     DOLLAR ROLLS. Each Portfolio except the Cash Management Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of dollar rolls will depend upon the Manager's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolio's investments are traded, each Portfolio except the Cash Management Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interestrate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

     A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Manager to present minimal credit risk in accordance with guidelines established by the Board of Trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. The Large Cap Growth Portfolio, Mid Cap Value Portfolio and International Equity Portfolio may also engage in equity swaps, which are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

     PORTFOLIO TRADING. A Portfolio may engage in portfolio trading when it is believed by the Manager that the sale of a security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

     SPECIAL SITUATIONS. Each Portfolio may invest, subject to its particular investment limitations described above, up to 25% of its assets in "special situations." A "special situation" arises when, in the opinion of a Manager, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

     FUTURE DEVELOPMENTS. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

     COMMERCIAL PAPER RATINGS. Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Standard and Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. B - Issues in this category are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D - The rating indicates that the issues are either in default or are expected to be in default upon maturity.

     Duff & Phelps, Inc. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

     Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4
- Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

     The short-term ratings of Fitch Investor Services, Inc. ("Fitch") apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality - Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as good as it is for issues assigned F-1+ and F-1 ratings. F-3 Fair Credit Quality - Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. "B"- Securities posses speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. "C"- Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D Default - Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

     Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW- 1. "TBW-3"-This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate. "TBW-4"-This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

     CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C."

     Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A
- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

     Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the generic rating category.

     Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest rating. The obligor's capacity to pay interest and repay principal is extremely strong. AA - High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 - Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

     Each Portfolio may not:

1. With respect to the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio, the Diversified Fixed Income Portfolio and the Cash Management Portfolio, invest more than 5% of the Portfolio's total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

2. With respect to the Asset Allocation: Diversified Growth Portfolio, the Stock Portfolio, the Diversified Fixed Income Portfolio and the Cash Management Portfolio, as to 75% of its total assets purchase more than 10% of the outstanding voting securities of any one issuer.

3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, the Cash Management Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. The gas, electric, water and telephone businesses will be considered separate industries.

4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

5. Purchase or sell commodities or commodity contracts, except to the extent that each Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase Hybrid Instruments.

6.       Make loans to others except for (a) the purchase of debt securities;
     (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

7. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% (5% in the case of the Cash Management Portfolio) of its total assets for temporary or emergency purposes, (ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, and the Large Cap Growth Portfolio, the Large Cap Composite Portfolio, the Large Cap Value Portfolio, the Mid Cap Growth Portfolio, the Mid Cap Value Portfolio, the Small Cap Portfolio, the International Equity Portfolio and the Diversified Fixed Income Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons Portfolio), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

8. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

9. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:

10.      Purchase securities on margin.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

12. Sell securities short, including short sales "against the box" (I.E., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales.

13. Purchase or sell securities of other investment companies except (i) to the extent permitted by applicable law; (ii) that Janus and T. Rowe Price may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

14. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% (10% in the case of the Cash Management Portfolio) of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                           TRUST OFFICERS AND TRUSTEES

     The trustees and executive officers of the Trust, their business addresses, ages and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is One SunAmerica Center, Los Angeles, California 90067-6022.

                                                                              Principal Occupations
Name, Age and Address                   Position with the Trust               During Past Five Years
---------------------                   -----------------------               ----------------------

James K. Hunt, *47                      Trustee, Chairman and                 Executive Vice President, SunAmerica
                                        President                             Investments, Inc. (1993 - Present);
                                                                              President, SunAmerica Corporate Finance,
                                                                              (since January 1994); Trustee, Chairman
                                                                              and President, SunAmerica Series Trust
                                                                              (since 1994).


Monica C. Lozano, 42                    Trustee                               Associate Publisher, LA OPINION
3257 Purdue Avenue                                                            (newspaper publishing concern) (since
Los Angeles, CA  90066                                                        1995); Director, First Interstate Bank
                                                                              of California (1994-1996); Editor, LA
                                                                              OPINION (1991-1995); Trustee, Anchor
                                                                              Pathway Fund and SunAmerica Series Trust
                                                                              (since 1999).

Allan L. Sher, 67                       Trustee                               Retired; Trustee, Anchor Pathway Fund
                                                                              and SunAmerica Series Trust.

William M. Wardlaw, 52                  Trustee                               Principal, Freeman Spogli & Co.
                                                                              (investment banking) (1988-Present);
                                                                              Vice President and Director, MCC
                                                                              International Holdings (cable) (since
                                                                              April 1997); Trustee, Anchor Pathway
                                                                              Fund and SunAmerica Series Trust.


                                                     B-49

                                                                              Principal Occupations
Name, Age and Address                   Position with the Trust               During Past Five Years
---------------------                   -----------------------               ----------------------

Scott L. Robinson, 53                   Senior Vice President,                Senior Vice President and
                                        Treasurer and                         Controller, SunAmerica Inc. (since
                                        Controller                            1991); Senior Vice President of
                                                                              Anchor National (since 1988);
                                                                              Senior Vice President, Treasurer
                                                                              and Controller, Anchor Pathway
                                                                              Fund and SunAmerica Series Trust;
                                                                              joined SunAmerica Inc. in 1978.

Susan L. Harris, 42                     Vice President,                       Senior Vice President (since
                                        Counsel and Secretary                 November 1995), Secretary (since
                                                                              1989), and General Counsel Corporate
                                                                              Affairs (since December 1994),
                                                                              SunAmerica Inc.; Senior Vice President
                                                                              and Secretary, Anchor National (since
                                                                              1990); Vice President, Counsel and
                                                                              Secretary, Anchor Pathway Fund and
                                                                              SunAmerica Series Trust; joined
                                                                              SunAmerica Inc. in 1985.

Peter C. Sutton, 34                     Vice President and                    Senior Vice President, SunAmerica
The SunAmerica Center                   Assistant Treasurer                   (since April 1997); Treasurer,
733 Third Avenue                                                              SunAmerica Mutual Funds (since
New York, NY 10017-3204                                                       February 1996), Anchor Series
                                                                              Trust (since 1994) and Style Select
                                                                              Series, Inc. (since 1996); Vice
                                                                              President and Assistant Treasurer,
                                                                              SunAmerica Series Trust and Anchor
                                                                              Pathway Fund (since 1994); formerly,
                                                                              Vice President, SunAmerica (1994-1997);
                                                                              Controller, SunAmerica Mutual Funds and
                                                                              Anchor Series Trust (March 1993 to
                                                                              February 1996); Assistant Controller,
                                                                              SunAmerica Mutual Funds and Anchor
                                                                              Series Trust (1990-1993); joined
                                                                              SunAmerica in 1990.


                                                     B-50

                                                                              Principal Occupations
Name, Age and Address                   Position with the Trust               During Past Five Years
---------------------                   -----------------------               ----------------------

Robert M. Zakem, 41                     Vice President and                    Vice President and Assistant
The SunAmerica Center                   Assistant Secretary                   Secretary, SunAmerica Series Trust
733 Third Avenue                                                              (since April 1993) and Anchor
New York, New York 10017-3204                                                 Pathway Fund (since 1993);
                                                                              Secretary and Chief Compliance
                                                                              Officer, SunAmerica Mutual Funds and
                                                                              Anchor Series Trust (since 1993) and
                                                                              Style Select Series (since 1996); Senior
                                                                              Vice President, General Counsel and
                                                                              Assistant Sercretary, SunAmerica (since
                                                                              April 1993); Executive Vice President,
                                                                              General Counsel and Director, SunAmerica
                                                                              Capital Services, Inc. (since February
                                                                              1993); Vice President, General Counsel
                                                                              and Assistant Secretary, SunAmerica Fund
                                                                              Services, Inc. (since January 1994).

* A trustee who may be deemed to be an "interested person" of the Trust as that term is defined in the 1940 Act.

          The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust.

     As of June 30, 1999, the officers and Trustees as a group owned an aggregate of less than 1% of the outstanding shares of each Portfolio of the Trust.

     The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Life Company or its affiliates. A fee of $500 for each meeting attended and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life Insurance Company or its affiliates for attendance at meetings of the Board of Trustees.

     The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee for the fiscal year ended March 31, 1999.


                       COMPENSATION TABLE


                                                      PENSION OR              TOTAL COMPENSATION
                               AGGREGATE          RETIREMENT BENEFITS         FROM REGISTRANT AND
                           COMPENSATION FROM       ACCRUED AS PART OF          FUND COMPLEX PAID
     TRUSTEE                  REGISTRANT             FUND EXPENSES               TO TRUSTEES*

Richard D. Barger+             $1,500                    -                         $18,000
Monica C. Lozano**              $500                     -                          $6,000
Norman J. Metcalfe+            $1,500                    -                         $18,000
Allan L. Sher                  $2,000                    -                         $24,000
William M. Wardlaw             $1,500                    -                         $21,750


* Information is for the three investment companies in the complex (Anchor Pathway Fund, SunAmerica Series Trust and the Trust) that pay fees to the Trustees.

**   Ms. Lozano became a Trustee as of January 1, 1999.

+    Messrs. Barger and Metcalfe served as Trustees until October, 1998.


                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.

     AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. As of June 30, 1998, AIG Global managed more than $86 billion of assets, of which approximately $10.8 billion represented assets of unaffiliated third parties. AIG Capital Management Corp., an indirect wholly-owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.

     The Agreement provides that SunAmerica shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses. Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.

     The Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and
(ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

     Under the terms of the Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:


PORTFOLIO                                                   ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
---------                                                   ----------------------------------------

Multi-Managed Growth Portfolio                                               0.89%
Multi-Managed Moderate Growth Portfolio                                      0.85%
Multi-Managed Income/Equity Portfolio                                        0.81%
Multi-Managed Income Portfolio                                               0.77%
Asset Allocation: Diversified Growth Portfolio                               0.85%
Stock Portfolio                                                              0.85%
Large-Cap Growth Portfolio                                  First $250 million      0.800%
                                                            Next $250 million       0.750%
                                                            Over $500 million       0.700%
Large-Cap Composite Portfolio                               First $250 million      0.800%
                                                            Next $250 million       0.750%
                                                            Over $500 million       0.700%
Large-Cap Value Portfolio                                   First $250 million      0.800%
                                                            Next $250 million       0.750%
                                                            Over $500 million       0.700%
Mid-Cap Growth Portfolio                                    First $250 million      0.850%
                                                            next $250 million       0.800%
                                                            Over $500 million       0.750%


                                      B-54


PORTFOLIO                                                   ADVISORY FEE (AS A PERCENTAGE OF ASSETS)
---------                                                   ----------------------------------------

Mid-Cap Value Portfolio                                     First $250 million      0.850%
                                                            next $250 million       0.800%
                                                            Over $500 million       0.750%
Small-Cap Portfolio                                         First $250 million      0.850%
                                                            Next $250 million       0.800%
                                                            Over $500 million       0.750%
International Equity Portfolio                                               1.00%
Diversified Fixed Income Portfolio                          First $200 million      0.700%
                                                            Next $200 million       0.650%
                                                            Over $400 million       0.600%
Cash Management Portfolio                                   First $100 million      0.550%
                                                            Next $200 million       0.50%
                                                            Thereafter              0.45%

     The term "Assets" means the average daily net assets of each Portfolio.

     The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Investment Advisory and Management Agreement for the fiscal years ended March 31, 1999 and 1998.

                          ADVISORY FEES


            PORTFOLIO                                 1999             1998*

Multi-Managed Growth Portfolio                      $463,084         $137,424
Multi-Managed Moderate Growth Portfolio             $474,482         $135,378
Multi-Managed Income/Equity Portfolio               $368,615         $101,740
Multi-Managed Income Portfolio                      $256,218          $76,624
Asset Allocation: Diversified Growth Portfolio      $686,471         $208,284
Stock Portfolio                                     $577,953         $178,227
Large Cap Growth Portfolio**                         $15,604            --
Large Cap Composite Portfolio**                      $12,969            --
Large Cap Value Portfolio**                          $15,063            --
Mid Cap Growth Portfolio**                           $15,925            --
Mid Cap Value Portfolio**                            $15,724            --
Small Cap  Portfolio**                               $12,982            --
International Equity Portfolio**                     $18,659            --
Diversified Fixed Income Portfolio**                 $14,922            --
Cash Management Portfolio**                           $1,571            --


* For the period April 15, 1997 (commencement of operations) through March 31, 1998.

** For the period February 8, 1999 (commencement of operations) through March 31, 1999.

SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets:
Multi-Managed Growth Portfolio 1.29%, Multi-Managed Moderate Growth Portfolio 1.21%, Multi-Managed Income/Equity Portfolio 1.14%, Multi-Managed Income Portfolio 1.06%, Asset Allocation: Diversified Growth Portfolio 1.21%, Stock Portfolio 1.21%, Large Cap Growth Portfolio 1.10%, Large Cap Composite Portfolio 1.10%, Large Cap Value Portfolio 1.10%, Mid Cap

Growth Portfolio 1.15%, Mid Cap Value Portfolio 1.15%, Small Cap Portfolio 1.15%, International Equity Portfolio 1.30%, Diversified Fixed Income Portfolio 1.00% and Cash Management Portfolio 0.85%. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

     For the fiscal year ended March 31, 1999, SunAmerica voluntarily waived fees or reimbursed expenses, which are not included as part of the advisory fee table as follows: Multi-Managed Income Portfolio - $2,279 and Asset Allocation:
Diversified Growth Portfolio - $6,931. For the period February 8, 1999 (commencement of operations) through March 31, 1999, SunAmerica voluntarily waived fees or reimbursed expenses, which are not included as part of the advisory fee table as follows: Large Cap Growth Portfolio - $19,982; Large Cap Composite Portfolio- $19,982; Large Cap Value Portfolio - $ 19,982; Mid Cap Growth Portfolio - $19,982; Mid Cap Value Portfolio - $19, 982; Small Cap Portfolio - $19,982; International Equity Portfolio - $42,647; Diversified Fixed Income Portfolio - $19,342; and Cash Management Portfolio - $21,642. Certain Portfolios had recoupments for the fiscal year ended March 31, 1999, and such recoupments, which are not included as part of the advisory fee table, were as follows: Multi-Managed Growth Portfolio - $23,646; Multi-Managed Moderate Growth Portfolio - $29,927; Multi-Managed Income/Equity Portfolio - $24,016 and Stock Portfolio - $10,325.

                             SUBADVISORY AGREEMENTS

     Bankers Trust Company ("Bankers Trust"), Goldman Sachs Asset Management ("GSAM"), Goldman Sachs Asset Management International ("GSAM-International"), Janus Capital Corporation ("Janus"), Lord, Abbett & Co. ("Lord Abbett"), Putnam Investment Management, Inc. ("Putnam"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), and Wellington Management Company, LLP ("Wellington") act as Managers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica.

     SunAmerica manages the CASH MANAGEMENT PORTFOLIO, the AGGRESSIVE GROWTH and SUNAMERICA/BALANCED COMPONENTS of the Multi-Managed Seasons Portfolios, and portions of the LARGE CAP COMPOSITE PORTFOLIO, the SMALL CAP PORTFOLIO, and the DIVERSIFIED FIXED INCOME PORTFOLIO. SunAmerica may terminate any agreement with a Manager without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with Managers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Managers for new or existing Funds, change the terms of particular agreements with Managers or continue the employment of existing Managers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Manager changes.

     The following chart shows the Managers to each Portfolio and Managed
Component:


                                                   PORTFOLIO MANAGEMENT ALLOCATED
         PORTFOLIO                                  AMONG THE FOLLOWING MANAGERS

Multi-Managed Growth Portfolio               Janus (through Janus/Growth component)

                                             SunAmerica (through SunAmerica/Aggressive Growth
                                             component and SunAmerica/Balanced component)

                                             WMC (through WMC/Fixed Income component)
---------------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth                Janus (through Janus/Growth component)
Portfolio
                                             SunAmerica (through SunAmerica/Aggressive Growth
                                             component and SunAmerica/Balanced component)

                                             WMC (through WMC/Fixed Income component)
---------------------------------------------------------------------------------------------------
Multi-Managed Income/Equity                  Janus (through Janus/Growth component)
Portfolio
                                             SunAmerica (through SunAmerica/Balanced component)

                                             WMC (through WMC/Fixed Income component)
---------------------------------------------------------------------------------------------------
Multi-Managed Income Portfolio               Janus (through Janus/Growth component)

                                             SunAmerica (through SunAmerica/Balanced component)

                                             WMC (through WMC/Fixed Income component)
---------------------------------------------------------------------------------------------------
Asset Allocation: Diversified Income         Putname
Portfolio
---------------------------------------------------------------------------------------------------
Stock Portfolio                              T. Rowe Price
---------------------------------------------------------------------------------------------------


                                      B-58


                                                   PORTFOLIO MANAGEMENT ALLOCATED
         PORTFOLIO                                  AMONG THE FOLLOWING MANAGERS

Large Cap Growth Portfolio                   Bankers Trust
                                             GSAM
                                             Janus
---------------------------------------------------------------------------------------------------
Large Cap Composite Portfolio                Bankers Trust
                                             SunAmerica
                                             T. Rowe Price
---------------------------------------------------------------------------------------------------
Large Cap Value Portfolio                    Bankers Trust
                                             T. Rowe Price
                                             WMC
---------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                     Bankers Trust
                                             T. Rowe Price
                                             WMC
---------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio                      Bankers Trust
                                             GSAM
                                             Lord Abbett
---------------------------------------------------------------------------------------------------
Small Cap Portfolio                          Bankers Trust
                                             Lord Abbett
                                             SunAmerica
---------------------------------------------------------------------------------------------------
International Equity Portfolio               Bankers Trust
                                             GSAM-International
                                             Lord Abbett (subcontracted to Fuji-Lord Abbett
                                             International, Limited ("Fuji-Lord Abbett"))
---------------------------------------------------------------------------------------------------
Diversified Fixed Income Portfilio           Bankers Trust
                                             SunAmerica
                                             WMC
---------------------------------------------------------------------------------------------------
Cash Management Portfolio                    SunAmerica
---------------------------------------------------------------------------------------------------


     Each of the other Managers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight of supervision of SunAmerica, which pays the other Managers' fees. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation and an indirect wholly-owned subsidiary of Deutsche Bank A.G. GSAM is a separate operating division of Goldman, Sachs & Co., a New York limited partnership. GSAM-International, London, England, is an affiliate of Goldman, Sachs & Co. The Goldman Sachs Group, L.P., which controls GSAM and GSAM International, has merged into the Goldman Sachs Group, Inc. as the result of an initial public offering. The general partners of Lord Abbett are

Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson, Jr., Stephen I McGruder, Michael B. McLaughlin, Robert G. Morris, Robert
J. Noelke, Mark R. Pennington, Christopher J. Towle and John J. Walsh. Fuji-Lord Abbett International, Limited is owned by Fuji Investment Management Company Limited, The Fuji Bank, Limited and Lord Abbett, all of which may be deemed to control Fuji as that term is defined in the Investment Company Act of 1940, as amended. Kansas City Southern Industries, Inc. ("KCSI"), owns approximately 82% of the outstanding voting stock of Janus, and is publicly traded holding company with principal operations in rail transportation through its subsidiary The Kansas City Southern Railway Company and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board. T. Rowe Price is a publicly traded company. The following persons are managing partners of WMC: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

     SunAmerica will initially allocate the assets of each Multi-Managed Seasons Select Portfolio among the Manager for that Portfolio, in a manner designed to maximize investment efficiency. SunAmerica will then allocate new cash from share purchases over redemption requests equally among the Managers of each such Portfolio unless SunAmerica determines, subject to the review of the Trustees, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Trust expects that differences in investment returns among the portions of a Portfolio managed by different Managers will cause the actual percentage of a Portfolio's assets managed by each Manager to vary over time. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed and Seasons Select Portfolio to determine the extent to which the portion of assets managed by a Manager exceeds that portion managed by any other Manager to the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the three Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. In general, a Portfolio's assets once allocated to one Manager will not be reallocated (or "rebalanced") to another Manager for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Manager to another when deemed in the best interests of a Portfolio and its shareholders. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

     Each Multi-Managed Seasons Portfolio allocates its assets among the Managed Components as described in the Prospectus. Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

     SunAmerica pays each other Manager to the Seasons Portfolios a monthly fee with respect to each Portfolio for which such Manager performs services, computed on average daily net assets. SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders the Managers' fees only in the aggregate for each Portfolio.

     The following table sets forth the aggregate subadvisory fees paid to the other Managers of the Seasons Portfolios by SunAmerica for the fiscal years ended March 31, 1999 and 1998:


                                                     FEE             FEE
                PORTFOLIO                           1998*           1999
                ---------                           -----           ----

Multi-Managed Growth Portfolio                     $44,760       $142,325
Multi-Managed Moderate Growth Portfolio            $40,269       $131,522
Multi-Managed Income/Equity Portfolio              $29,105       $98,717
Multi-Managed Income Portfolio                     $21,659       $72,430
Asset Allocation: Diversified Growth Portfolio    $134,772       $686,471
Stock Portfolio                                   $104,733       $567,628
Large Cap Growth Portfolio+                          --          $7,293
Large Cap Composite Portfolio+                       --          $2,583
Large Cap Value Portfolio+                           --          $6,078
Mid Cap Growth Portfolio+                            --          $5,941
Mid Cap Value Portfolio+                             --          $6,395
Small Cap Portfolio+                                 --          $2,556
International Equity Portfolio+                      --          $8,659
Diversified Fixed Income Portfolio+                  --          $2,449


* For the period April 15, 1997 (commencement of operations) through March 31, 1998.

+ For the period February 8, 1999 (commencement of operations) through March 31, 1999.

     The Subadvisory Agreements will continue in effect for two years from the dates thereof, unless terminated, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Portfolio or the Trust, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by SunAmerica, on not less than thirty (30) nor more than sixty (60) days' written notice to the Manager, or by the Manager, on not less than ninety (90) days' written notice to SunAmerica and the Trust; provided, that the Manager may not terminate the Subadvisory Agreement unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six (6) months' written notice, whichever is earlier; provided, further, that each may terminate its respective Subadvisory Agreement on sixty (60) days' written notice in the event of a breach of such agreement by SunAmerica.

     PERSONAL TRADING. The Trust and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code of Ethics"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or SunAmerica. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods,
(v) short-term trading profits, (vi) gifts, and (vii) services as a Trustee. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica during the quarter. The Managers have each adopted a written Code of Ethics and have represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code of Ethics. Further, the other Managers report to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

     FEDERAL TAXES. Each Portfolio of the Trust intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio will not be subject to federal income tax on that portion of any income and net realized capital gains it distributes to its shareholders. Each Portfolio intends to distribute all income and net realized capital gains to the Variable Separate Account. If a Portfolio should fail to meet the requirements of Subchapter M, it would be subject to income tax on its income and capital gains. Each Portfolio is subject to asset diversification regulations prescribed by the U.S. Treasury Department under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests which may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the Code.

                               SHARES OF THE TRUST

     The Trust consists of fifteen separate Portfolios, each of which offers a single class of shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

     In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

                                 PRICE OF SHARES

     The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the shares outstanding.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Manager deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Manager, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

     A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.
     Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

     A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Manager.

     A Manager may cause a Portfolio to pay such broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Manager places the Trust's portfolio transactions, the Manager may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may not be used by the Manager in connection with the Trust and could be useful and of value to the Manager in serving other clients as well as the Trust. Research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust is subject to an exemptive order from the SEC, permitting the Trust to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of any subadvisory relationship) as a principal in purchases and sales of certain securities.

     Subject to the above considerations, a Manager may use broker-dealer affiliates of an Adviser as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law. The following table sets forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for such period.

                   1999 BROKERAGE COMMISSIONS


                                                                                PERCENTAGE OF       PERCENTAGE OF
                                                                                 COMMISSIONS          AMOUNT OF
                                                             AMOUNT PAID            PAID TO         TRANSACTIONS
                                           AGGREGATE        TO AFFILIATED         AFFILIATED          INVOLVING
        PORTFOLIO                          BROKERAGE           BROKER-             BROKER-           PAYMENT OF
                                          COMMISSIONS          DEALERS*            DEALERS*          COMMISSIONS

Multi-Managed Growth                        $71,608               -                   -                   -
Multi-Managed Moderate Growth               $61,464               -                   -                   -
Multi-Managed Income/Equity                 $25,354               -                   -                   -
Multi-Managed Income                        $11,225               -                   -                   -
Asset Allocation: Diversified Growth        $165,459              $28               0.02%               0.00%
Stock                                       $108,478              -                   -                   -
Large Cap Growth+                            $8,033               $49               0.61%               0.41%
Large Cap Composite+                         $7,037               $6                0.09%               0.13%
Large Cap Value+                             $7,626               $74               0.97%               1.76%
Mid Cap Growth+                              $8,035              $108               1.34%               1.09%
Mid Cap Value+                              $22,811              $262               1.15%               0.43%
Small Cap+                                  $10,881               -                   -                   -
International Equity+                       $17,560               -                   -                   -
Diversified Fixed Income+                      -                  -                   -                   -
Cash Management+                               -                  -                   -                   -

                                      B-66


                   1998 BROKERAGE COMMISSIONS


                                                                                PERCENTAGE OF       PERCENTAGE OF
                                                                                 COMMISSIONS          AMOUNT OF
                                                             AMOUNT PAID            PAID TO         TRANSACTIONS
                                           AGGREGATE        TO AFFILIATED         AFFILIATED          INVOLVING
        PORTFOLIO                          BROKERAGE           BROKER-             BROKER-           PAYMENT OF
                                          COMMISSIONS          DEALERS*            DEALERS*          COMMISSIONS

Multi-Managed Growth                        $36,894               --                  --
Multi-Managed Moderate Growth               $31,159               --                  --
Multi-Managed Income/Equity                 $12,098               --                  --
Multi-Managed Income                        $ 5,374               --                  --
Asset Allocation: Diversified Growth        $84,108              $635               0.75%
Stock                                       $44,763               --                  -




* The affiliated broker-dealers that effected transactions with the indicated portfolios included: SunAmerica Securities Inc., FSC Securities
      Corp., B.T. Alex Brown Inc. and Goldman Sachs.

     The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

     A Manager and its respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

     If determined by a Manager to be beneficial to the interests of the Trust, partners and/or employees of the Manager may serve on investment advisory committees, which will consult with the Manager regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

     It is possible that a Portfolio's holdings may include securities of entities for which a Manager or its affiliate performs investment banking services as well as securities of entities in which the Manager or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Manager or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

     Because each Managed Component of a Multi-Managed Seasons Portfolio and each separate portion of a Multi-Managed Seasons Select Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components or separate portion, resulting in higher brokerage commissions for the Portfolio.

                               GENERAL INFORMATION

     CUSTODIAN. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

     INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP (successor firm to Price Waterhouse LLP), 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Trust's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022, has been selected to provide legal counsel to the Trust.

     REPORTS TO SHAREHOLDERS. Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

     SHAREHOLDER AND TRUSTEE RESPONSIBILITY. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

     REGISTRATION STATEMENT. A registration statement has been filed with the SEC under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS

     The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the Annual Report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                                        PART C
                                  OTHER INFORMATION
Item 23.  Exhibits:

(a) Declaration of Trust. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.


(b) By-Laws. Incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on July 22, 1996.
(c)       Inapplicable.


(d)(i) Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999.


(d)(ii) Subadvisory Agreements. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999 (except for the Subadvisory Agreement between SunAmerica and Bankers trust Company).


(d)(iii)  Subadvisory Agreement between SunAmerica and Bankers Trust Company.



(e)       Inapplicable.

(f)       Inapplicable.

(g) Custodian Contract. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

(h) Fund Participation Agreement between Registrant and Anchor National Life Insurance Company, on behalf of itself and Variable Annuity Account Five. Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-8653) filed on April 1, 1997.

(i) Opinion and Consent of Counsel. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999.

(j)       Consent of Independent Accountants.

(k)       Inapplicable.

(l)       Inapplicable.

(m)       Inapplicable.

(n)       Inapplicable.

(o)(i)    Inapplicable.

   (ii) Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-08653) filed on January 29, 1999.

Item 24.  Persons Controlled by or under Common Control with Registrant.

          The following entities are under control with the Registrant, Seasons Series Trust:

          1)  Anchor Pathway Fund;
          2)  Anchor Series Trust; and
          3)  SunAmerica Series Trust

Each of the above-referenced entities, including Seasons Series Trust, is organized under the laws of the State of Massachusetts as a Massachusetts business trust.

Item 25.  Indemnification.

     Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                      ARTICLE VI
                                   INDEMNIFICATION

     The Trust shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

(a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

(b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is

                            EXHIBIT INDEX


Exhibit
Number                       Description
-------                      -----------

(d)(iii)    Subadvisory Agreement between SunAmerica and Bankers Trust Company

(j)         Consent of Independent Accountants